                          PROSPECTUS
                          NEW ENGLAND VARIABLE ANNUITY FUND I
                          Individual Variable Annuity Contracts
                          -----------------------------------------------------
                          Issued by
                          Metropolitan Life Insurance Company
                          One Madison Avenue, New York, New York 10010

                          Designated Office:
                          New England Life Insurance Company
                          501 Boylston Street, Boston, Massachusetts 02116
                          (617) 578-2000

                                  MAY 1, 1998

  This prospectus describes individual variable annuity contracts for use with various retirement plans that qualify for tax-benefited treatment under the Internal Revenue Code (the "Code"), for individual use and for use with plans and trusts not qualifying under the Code for tax-benefited treatment. Deferred contracts can be purchased with either a single payment or flexible payments, and immediate contracts can be purchased with a single payment. Net purchase payments with respect to the contracts are invested in New England Variable Annuity Fund I (the "Fund"), a separate investment account of Metropolitan Life Insurance Company (the "Company"). The investment objective of the Fund is growth of capital through investment principally in equity securities of a diversified group of companies and industries.

  The contracts were initially issued by New England Mutual Life Insurance Company ("New England Mutual"), which merged with and into the Company on August 30, 1996, with the Company surviving.

  Although this prospectus describes the terms of the contracts, no new contracts are being offered at this time. However, holders of existing flexible payment deferred contracts may continue to make purchase payments.

  This prospectus should be read carefully and retained for future reference. It sets forth information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund is contained in a Statement of Additional Information dated May 1, 1998, which has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information appears on page 22 of this prospectus. The Statement of Additional Information is available without charge and may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116.

  New England Securities, an indirect subsidiary of the Company, serves as principal underwriter for the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SPECIAL TERMS
-------------------------------------------------------------------------------

 As used in this prospectus, the following terms have the indicated meanings:

 Annuitant: the person on whose life the variable annuity contract is issued.

 Fund: a separate investment account of the Company through which amounts at-tributable to the variable annuity contracts offered hereby are set aside and invested.

 Payee: any person entitled to receive payment in one sum or under a payment option. The term includes (i) an Annuitant, (ii) a beneficiary or contingent beneficiary who becomes entitled to payments upon death of the Annuitant, and
(iii) in the event of surrender or partial surrender of the contract, the Contractholder.

 Contractholder: the person or entity with legal rights of ownership in a variable annuity contract.

 Deferred Contract: a variable annuity contract in which annuity payments are to commence on a selected future maturity date.

 Immediate Contract: a variable annuity contract in which annuity payments are to commence at a date agreed upon by the Company and the Contractholder, which date is normally the date the purchase payment is applied.

 Purchase Payments: amounts paid to the Company by or on behalf of the Annui-tant to purchase a variable annuity.

 After-tax Purchase Payments: the balance of purchase payments remaining after deducting any applicable state premium taxes.

 Net Purchase Payments: the balance of purchase payments remaining after first deducting any applicable state premium taxes and after further deducting sales and administrative expenses.

 Accumulation Period: the period during which amounts are accumulated under a deferred annuity contract prior to application under a payment option.

 Annuity Period: the period commencing when amounts accumulated under a de-ferred annuity contract are applied under a payment option. An immediate annu-ity contract is always in the annuity period.

 Accumulation Unit: an accounting device used to measure the value of a con-tract before annuity payments begin.

 Annuity Unit: an accounting device used to calculate the dollar amount of an-nuity payments.

 Maturity Date: the date on which annuity payments are scheduled to commence.

 Designated Office: The Company's Designated Office for receipt of Purchase Payments, requests and elections, and communications regarding death of the Annuitant is New England Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116, (617) 578-2000.

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                                  HIGHLIGHTS
-------------------------------------------------------------------------------

  VARIABLE ANNUITY CONTRACTS -- This prospectus describes individual variable annuity contracts for individual use and for use with retirement plans, including the following plans that qualify for tax-benefited treatment: (1) retirement plans qualified under Section 401(a), 401(k), or 403(a) of the Code ("Qualified Plans"); (2) annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans"); (3) individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"); (4) eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and (5) governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

  The basic objective of the contracts is to provide annuity payments that will tend to conform more closely than a fixed annuity would to changes in the cost of living. To this end, annuity payments under the contracts are based on the changing values of the assets held in the Fund.

  THE COMPANY -- The contracts were initially issued by New England Mutual. On August 30, 1996, New England Mutual merged with and into the Company. Upon consummation of the merger, New England Mutual's separate corporate existence ceased by operation of law, and the Company assumed legal ownership of all of the assets of New England Mutual, including the Fund and its assets. As a result of the merger, the Company also has become responsible for all of New England Mutual's liabilities and obligations, including those created under the contracts. The contracts have thereby become variable contracts funded by a separate account of the Company, and each contractholder has thereby become a policyholder of the Company. The merger is not expected to have any adverse tax consequences on Contractholders.

  THE FUND'S ADVISER -- Capital Growth Management Limited Partnership ("CGM") serves as investment adviser to the Fund for a fee equal to an annual rate of
 .3066 of 1% of the Fund's average daily net assets. (See "Investment Advisory Services and Deductions.")

  PURCHASE OF VARIABLE ANNUITY CONTRACTS -- No new contracts are being offered at this time, but holders of existing flexible payment deferred contracts may continue to make purchase payments. In certain states a premium tax charge may be deducted from the purchase payment. (In other states where a premium tax applies it may be deducted from the contract value on the date annuity payments begin. The maximum premium tax is 3.5%.) Deductions are then made from each after-tax purchase payment for sales and administrative expenses. Such expenses may aggregate up to 9% of the after-tax purchase payment for flexible payment deferred contracts and 8% of the after-tax purchase payment for single purchase payment deferred or immediate contracts. The deduction from any purchase payment for sales expenses will not exceed 6% of the after-tax payment. Reduced sales charges are applicable in certain cases. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")

  OTHER DEDUCTIONS -- The Company is compensated for the mortality and expense risks associated with the contracts by daily deductions from the Fund's net assets equal, on an annual basis, to a maximum of .9490 of 1% for deferred contracts and .6935 of 1% for immediate contracts. (See "Mortality and Expense Risks and Deductions.")

  SURRENDER OF CONTRACT -- Before annuity payments are to commence, Contractholders may surrender their contracts without charge, for their cash value or for other types of early payment. (See "Surrender (Redemption) Proceeds" under "Accumulation Period (Deferred Contracts).")

-------------------------------------------------------------------------------
                                 EXPENSE TABLE
-------------------------------------------------------------------------------

  The following table lists the charges and expenses incurred with respect to purchase payments invested under the contracts. The items listed include charges deducted from purchase payments and charges assessed against the Fund's assets. The purpose of the table is to assist you in understanding the various costs and expenses which you will bear, directly and indirectly, as a Contractholder.(1)

CONTRACTHOLDER TRANSACTION EXPENSES

                                       FLEXIBLE PURCHASE     SINGLE PURCHASE
                                       PAYMENT CONTRACTS    PAYMENT CONTRACTS
                                       ------------------ ---------------------
Sales Load Imposed on Purchases (as a
 percentage of purchase payments
 after deduction of any applicable
 premium tax)(2).....................          6.0%       6.00% of first $5,000
                                                          3.75% of next $95,000
                                                          1.75% of excess
Administrative Charge Imposed on
 Purchases (as a percentage of
 purchase payments after deduction of
 any applicable premium tax).........  3.00% of first $46 2.00% of first $5,000
                                       2.00% of excess    0.25% of excess

ANNUAL EXPENSES
 (as a percentage of average net assets)(3)

   Management Fee......................................................... 0.31%
   Expense Risk Fee....................................................... 0.11%
   Mortality Risk Fee(4).................................................. 0.84%
   Other Expenses......................................................... 0.09%
                                                                           ----
     TOTAL ANNUAL EXPENSES................................................ 1.35%

EXAMPLE (5)

  There are no extra expenses if you surrender or annuitize your contract. At the end of the applicable time period, you would have paid the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
For a flexible purchase payment deferred con-
 tract:                                         $93    $120    $148     $229
For a single purchase payment deferred con-
 tract(6):                                      $93    $119    $148     $229

-------
NOTES:
(1) All charges and expenses apply for the duration of the contracts, except that the mortality and expense risk fees do not apply during the annuity period if the Contractholder elects to transfer the proceeds of the contract from the Fund to the Company's general assets. (See "Fixed Payment Options.")
(2) Premium taxes are not charged in all states and vary in amount from state to state. The maximum premium tax currently deducted by the Company is 3.5%. In most states, the premium tax is deducted from the contract value when the contractholder elects to commence annuity benefits rather than from purchase payments as they are received. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")
(3) The percentages shown in the Annual Expenses portion of the table have been rounded off to the nearest hundredth of a percent. (See "Deductions from Fund Assets.")
(4) The fee shown is for a deferred contract. The mortality risk fee for an immediate contract is 0.58% of the Fund's average net assets. Therefore, total annual expenses for such a contract would be lower than for a deferred contract. (See "Mortality and Expense Risks and Deductions.")
(5) The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The figures assume that no premium tax has been deducted. Also, all expense amounts have been rounded off to the nearest dollar.
(6) The minimum purchase payment for a single purchase payment contract is $2,000. However, no new contracts are being offered at this time.

                     PER UNIT INCOME AND CAPITAL CHANGES
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)
    (The information in this table relating to 1997 has been derived from financial statements audited by Deloitte & Touche LLP,independent accountants, whose report thereon accompanies the financial statements of the Fund. The information in this table relating to each of the four years in the period ended December 31, 1996, has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon accompanies the financial statements of the Fund.)

                                                   YEAR ENDED DECEMBER 31
                            ------------------------------------------------------------------------
                             1997    1996   1995   1994    1993   1992    1991   1990   1989   1988
                            ------  ------ ------ ------  ------ ------  ------ ------ ------ ------
  Income and expenses:
   Total investment
    income................  $  .29  $  .28 $  .24 $  .29  $  .16 $  .25  $  .24 $  .16 $  .22 $  .32
   Operating expenses.....     .32     .24    .19    .16     .15    .14     .13    .10    .09    .09
                            ------  ------ ------ ------  ------ ------  ------ ------ ------ ------
   Net investment income
    (loss)................  $ (.03) $  .04 $  .05 $  .13  $  .01 $  .11  $  .11 $  .06 $  .13 $  .23
                            ------  ------ ------ ------  ------ ------  ------ ------ ------ ------
  Capital changes:
   Net investment income
    (loss)................  $ (.03) $  .04 $  .05 $  .13  $  .01 $  .11  $  .11 $  .06 $  .13 $  .23
   Net realized and
    unrealized gains
    (losses) on
    investments...........    4.50    3.52   4.57  (1.08)   1.26   (.37)   3.35    .34   1.10   (.50)
                            ------  ------ ------ ------  ------ ------  ------ ------ ------ ------
   Net increase (decrease)
    in
    accumulation unit
    value.................    4.47    3.56   4.62   (.95)   1.27   (.26)   3.46    .40   1.23   (.27)
  Accumulation unit value
   at
   beginning of period....   20.08   16.52  11.90  12.85   11.58  11.84    8.38   7.98   6.75   7.02
                            ------  ------ ------ ------  ------ ------  ------ ------ ------ ------
  Accumulation unit value
   at end of period.......  $24.55  $20.08 $16.52 $11.90  $12.85 $11.58  $11.84 $ 8.38 $ 7.98 $ 6.75
                            ------  ------ ------ ------  ------ ------  ------ ------ ------ ------
  Ratio of operating
   expenses to
   average net assets
   (%)....................    1.35    1.34   1.35   1.26    1.26   1.25    1.26   1.26   1.26   1.26
  Ratio of net investment
   income (loss) to
   average net assets
   (%)....................    (.09)    .22    .34   1.06     .11    .98    1.11    .69   1.72   3.39
  Portfolio turnover (%)..  209.18  196.25 228.26 139.43  154.15 171.55  157.43 136.52 206.90 259.70
  Number of accumulation
   units
   outstanding at end of
   period
   (in thousands).........   2,694   3,013  3,399  4,038   4,411  5,104   5,499  5,961  6,958  8,657


 ----------------------------------------------------------------------------
 FINANCIAL STATEMENTS
 ----------------------------------------------------------------------------

   The financial statements of the Fund and of the Company may be found in the Statement of Additional Information.

-------------------------------------------------------------------------------
                               FUND PERFORMANCE
-------------------------------------------------------------------------------

  The average annual total return of the Fund illustrated below is based upon accumulation unit values for the 1, 5 and 10 year periods ending December 31, 1997. Calculations are based on a single investment of $1,000 assumed to be made at the beginning of each period shown. The illustration deducts the maximum sales and administrative load of 9% of the first $46 and 8% of the balance. It assumes that no premium tax charges have been deducted, which apply in certain states, and which would reduce the results shown. The net amount (the Net Purchase Payment) is divided by the accumulation unit value at the beginning of each of the 1, 5 and 10 year periods to arrive at the number of accumulation units held during each period. The units held are multiplied by the accumulation unit value on December 31, 1997 to arrive at the contract value. The average annual total return is the annual compounded rate of return which would produce the contract value on December 31, 1997.

                          AVERAGE ANNUAL TOTAL RETURN

              Period Ending December 31, 1997
                 1 Year.............................. 12.4%
                 5 Years............................. 14.3%
                10 Years............................. 12.4%

  Historical investment performance is also illustrated in the Fund's Annual and Semi-Annual Reports (the "Reports") by showing the percentage change in the unit value without reflecting the impact of any sales and administrative charges. The average annual total returns shown above are lower than the historical investment performance for the same periods because average annual total returns reflect sales and administrative charges. The percent change in unit value represents what the increase in contract value would be for a Contractholder who did not make any purchase payments or surrenders during the year. The Reports show the percent change in unit value for every calendar year since inception of the Fund. Additionally, the Reports show the percent change in unit value from inception of the Fund to the date of the report and for the 15, 10, 5, and 1 year periods ending with the date of the report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

-------------------------------------------------------------------------------
DESCRIPTION OF THE COMPANY AND THE FUND
-------------------------------------------------------------------------------

 The Company is a mutual life insurance company whose principal office is at One Madison Avenue, New York, N.Y. 10010. The Company was organized in 1866 under the laws of the State of New York and has engaged in the life insurance business under its present name since 1868. It operates as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all prov-inces of Canada. The Company has over $303 billion in assets under management.

 The contracts were initially issued by New England Mutual. On August 30, 1996, New England Mutual merged with and into the Company, which thereby ac-quired the Fund and assumed the liabilities and obligations under the con-tracts.

 New England Life Insurance Company ("NELICO"), which was a subsidiary of New England Mutual and became a subsidiary of the Company as a result of the merg-er, provides administrative services for the contracts and the Fund pursuant to an administrative services agreement with the Company. These administrative services include maintenance of Contractholder records and accounting, valua-tion, regulatory and reporting services. NELICO, located at 501 Boylston Street, Boston, Massachusetts 02116, is the Company's Designated Office for receipt of Purchase Payments, requests and elections, and communications re-garding death of the Annuitant, as further described below.

 The Fund was established in 1969 by New England Mutual as a separate invest-ment account in accordance with Massachusetts law and is currently a separate investment account of the Company, subject to New York law. The Fund is regis-tered as an open-end diversified management investment company under the In-vestment Company Act of 1940 (the "1940 Act"). The Fund meets the definition of a "separate account" under Federal securities laws.

 The variable annuity contracts provide that the assets in the Fund shall not be chargeable with liabilities arising out of any other business the Company may conduct and that the income and realized and unrealized capital gains or losses of the Fund must be credited to or charged against the Fund without re-gard to other income and capital gains or losses of the Company. The obliga-tions arising under the variable annuity contracts are general corporate obli-gations of the Company.

 The Fund is managed by its Board of Managers, which is elected by the Contractholders in accordance with the 1940 Act. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board.

 The Rules and Regulations of the Fund permit it to reorganize and qualify as a unit investment trust or to terminate registration under the 1940 Act, in each case upon approval by a majority vote of the Contractholders and subject to any necessary approval of the SEC.

-------------------------------------------------------------------------------
THE VARIABLE ANNUITY CONTRACTS
-------------------------------------------------------------------------------

 Each Contractholder makes one or more Purchase Payments to the Company. In the case of deferred contracts each Net Purchase Payment is credited in the form of Accumulation Units, while in the case of immediate contracts the Net Purchase Payment is credited in the form of Annuity Units. The value of these Units fluctuates in accordance with the net investment results of the Fund.

A. HOW CONTRACT PURCHASE PAYMENTS MAY BE MADE

 The initial Purchase Payment for a flexible payment deferred contract must be at least $10. Thereafter, Purchase Payments of $10 or more may be made at any time. The Company may, however, limit the amount of Purchase Payments made in any contract year to three times the anticipated annual contribution specified by the Contractholder in the contract application. After the first Purchase Payment is made, no further payments are required to keep the contract in force.

B. ACCUMULATION UNIT VALUES, ANNUITY UNIT VALUES AND NET INVESTMENT FACTORS

 Accumulation Unit Values (which are used to value deferred contracts during the Accumulation Period, as described below in C. 2 of this section under the caption "Accumulation Period (Deferred Contracts)--Contract Value") and Annu-ity Unit Values (which are used to determine the number of Annuity Units cred-ited under a variable payment option upon annuitization and the amounts of payments made pursuant to a variable payment option during the Annuity Period) are determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open for trading (a "Trading Day") by multiplying the then current Accumulation Unit Value or Annuity Unit Value, as the case may be, by the appropriate Net Investment Factor determined as of the closing of the Exchange on that day. In determining a Net Investment Factor, the Fund takes into account (i) the investment income paid or accrued on its assets since the previous determination of such Net Investment Factor, plus or minus realized and unrealized capital gains or losses, respectively, during such period, and
(ii) deductions for taxes, if any, paid or reserved against and arising from the income and realized and unrealized capital gains on assets of the Fund, other expenses paid by the Fund, expense risk charge and mortality risk charge. The formulas for determining Net Investment Factors are described under the caption "Net Investment Factor" in the Statement of Additional Information. The Net Investment Factor used to determine current Annuity Unit Values for immedi-ate contracts will be different from the Net Investment Factor used to deter-mine current Accumulation Unit Values during the Accumulation Period and Annu-ity Unit Values during the Annuity Period for deferred contracts because dif-ferent deductions attributable to mortality risk assumptions are made in re-spect of each type of contract.

 In determining the value of the assets of the Fund, each security traded on a national securities exchange or on the NASDAQ national market system is valued at the last reported sale price on the principal exchange on each Trading Day. If there has been no reported sale on such day, then the value of such security is taken to be the last reported bid price on such day. Any security not traded on a securities exchange or on the NASDAQ national market system but traded in the over-the-counter market is valued at the last reported bid price. Any secu-rities or other assets for which current market quotations are not readily available are valued at fair value as determined in good faith by CGM acting under the supervision of the Board of Managers.

C. ACCUMULATION PERIOD (DEFERRED CONTRACTS)

1. Basis Upon Which Accumulation Units are Credited

 During the Accumulation Period each Net Purchase Payment is credited in the form of Accumulation Units. The number of Accumulation Units credited will be equal to the Net Purchase Payment divided by the value of an Accumulation Unit next determined following receipt of the Purchase Payment at the Company's Des-ignated Office.

2. Contract Value

 The value of a contract during the Accumulation Period is determined by multi-plying the total number of Accumulation Units then credited to the contract by the current value of an Accumulation Unit (the "Accumulation Unit Value").

3. Surrender (Redemption) Proceeds

 During the Accumulation Period while the Annuitant is living, the Contractholder may surrender the contract for its value in cash or apply the value under a fixed or variable payment option. (See "Annuity Payment Options Available" and "General Limitations on Options.") The request for surrender must be in writing and must be received at the Company's Designated Office prior to the earlier of the Maturity Date or the death of the Annuitant. Pay-ment of surrender proceeds normally will be made within seven days, subject to the Company's right to suspend payments under certain circumstances described below. A partial surrender or withdrawal may also be made in the same manner. The Company is not required to permit a partial surrender or withdrawal which would reduce the contract value to less than $200. Further, the Federal tax laws impose penalties upon, and in some cases prohibit, certain premature dis-tributions from the Contracts before or after the date on which annuity pay-ments are to begin. (See "Federal Income Tax Status.")

 On receipt of a request for surrender, the Company will cancel the number of Accumulation Units necessary to equal the dollar amount of the withdrawal. Sur-renders will be based on Accumulation Unit Values next determined after the surrender request is received at the Company's Designated Office or, if payment is to be made under a payment option, such later date as may be specified in the surrender request.

 Surrender proceeds will be increased accordingly if surrender of a contract results in a credit against the premium tax liability of the Company.

 The Fund may suspend the right of surrender or redemption and may postpone payment when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or fairly to determine the value of its net as-sets, or during any other period permitted by the SEC for the protection of investors.

 No redemption is permitted in connection with a contract issued pursuant to the Optional Retirement Program of The University of Texas System prior to the Annuitant's death, retirement, or termination of employment in all institu-tions of higher education.

 If contracts offered by this prospectus are issued in connection with retire-ment plans, reference should be made to each variable annuity contract and the terms of the applicable plan or trust with respect to limitations or restric-tions on surrender for cash or other forms of early settlement, and careful attention should be paid to tax consequences. (See "Federal Income Tax Sta-tus.")

4. Death Proceeds

 In the event that the Annuitant dies during the Accumulation Period under a deferred contract, the Company will pay to the beneficiary, upon receipt of due proof of death of the Annuitant, the contract's death proceeds equal to the greater of (i) the sum of all Purchase Payments made, without interest, adjusted for any partial surrenders, and (ii) the value of the contract next determined after the later of the date on which due proof of death is received at the Company's Designated Office and the date on which written election of payment in one sum or under a payment option is received at the Company's Des-ignated Office. (See restrictions on payment options imposed by Section 72(s) of the Code, discussed below.)

 The death proceeds will be paid in cash or will be applied to provide one or more of the fixed or variable methods of payment available (see "Annuity Pay-ment Options Available"), depending upon the election made by the Contractholder during the life of the Annuitant. Such an election, particu-larly in the case of contracts issued in connection with retirement plans qualifying for tax-benefited treatment, would be subject to any applicable re-quirements of Federal tax law. If the Contractholder has not made such an election, payment will be in a single sum, unless the beneficiary elects an annuity payment option within 90 days after receipt by the Company of due proof of the death of the Annuitant. Whether and when such an election is made could affect when the contract's death proceeds are deemed to be received un-der the tax laws.

 Section 72(s) of the Code requires that, in order to qualify as annuities un-der Section 72 of the Code, all contracts (i) issued after January 18, 1985 and (ii) not for use with various retirement plans qualifying for tax-benefited treatment under the Code, must contain certain limitations on the period over which payments from the contract may be made upon the death of the Contractholder. Reference should be made to the contract for a description of these limitations. There are comparable rules to Section 72(s) that govern the timing of payments after the death of the Annuitant in the case of tax-bene-fited retirement plans. (See discussion under heading "Distributions from the Contract" on page 19 of this prospectus.)

 Deferred contracts subject to the law of Texas issued prior to May 1, 1978 contain a special death benefit provision. Reference should be made to such contracts for a description of this provision.

D. ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS)

 The Annuity Period, in the case of a deferred contract, commences when amounts accumulated under the contract are applied under an annuity payment option. An immediate contract is always in the Annuity Period.

1. Choice of Retirement Date and Annuity Payment Option

 If contracts offered by this prospectus are used in connection with retire-ment plans qualifying for tax-benefited treatment, reference should be made to the terms of the particular plan under which a contract is purchased. Such plan will ordinarily provide for a time by which benefits must commence, the period over which such payments may be made, the payment options that may be selected, and the minimum annual amounts of such payments.

 a. DEFERRED CONTRACTS

 In applying for a deferred contract the Contractholder ordinarily selects a retirement date (Maturity Date) on which annuity payments are to begin, and a form of payment option. (See "Annuity Payment Options Available.") Each of the annuity payment options may be selected on either a fixed or a variable basis or a combination thereof. The Contractholder may (within the limits of the re-tirement plan, if the contract is issued in connection with such a plan) defer the Maturity Date or change the annuity payment form up to the date on which annuity payments would otherwise have begun and may surrender the contract in whole or in part on any date up to and including the Maturity Date.

 b. IMMEDIATE CONTRACTS

 Under immediate contracts annuity payments begin on a date mutually agreed upon by the Company and the Contractholder. That date is normally the date the Purchase Payment is applied. Under these contracts, only the Single Life Annu-ity and Joint Life Annuity Options (see "Annuity Payment Options Available") are available and only on a variable payment basis. The purchaser of an imme-diate contract may, at any time prior to the first annuity payment, surrender the contract for the surrender proceeds, which would be the amount of assets established in the Fund to meet the obligation for future annuity payments un-der the contract. Payment of surrender proceeds will be made in the same man-ner as under deferred contracts. (See "Surrender (Redemption) Proceeds.")

2. Sex-Neutral Contracts

 In 1983, the United States Supreme Court ruled that annuity benefits derived from contributions made to certain employer-sponsored plans on or after August 1, 1983 must be determined on a sex-neutral basis. Under the decision, bene-fits derived from contributions made prior to August 1, 1983 can continue to be calculated on a sex-distinct basis. The Court's decision does not affect nonemployer-related individual retirement accounts funded through the purchase of individual variable annuity contracts.

 Except as described below, the contracts use sex-neutral annuity rates ("Sex-Neutral Contracts"), including contracts purchased prior to the time when Sex-Neutral Contracts were first made available if annuity payments with respect to such contracts commenced after August 1, 1983. Sex-neutral annuity rates are the applicable male rates, whether the Payee is male or female. Sex-dis-tinct annuity rates continue to apply only to contracts for which annuity pay-ments commenced prior to August 1, 1983. (See "Variable Payment Options.")

 With respect to contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, benefits will be calculated on a sex-distinct basis.

3. Fixed and Variable Payment Options

 When a Contractholder selects an annuity payment option (see "Annuity Payment Options Available" below), he or she may also choose to apply annuity proceeds to a fixed payment option, a variable payment option or a combination thereof. If the Contractholder does not select a payment option by the Maturity Date, variable payments will be made while the Payee is living but for at least ten years. (See "Annuity Payment Options Available" below.)

 a. FIXED PAYMENT OPTIONS

 Fixed payment options are available only under deferred contracts. All pro-ceeds applied under fixed payment options will be transferred from the Fund to the Company's general assets, and will no longer participate in or be affected by the investment performance of the Fund.

 The applicable annuity purchase rates vary depending on the particular annu-ity payment option selected and on the age of the Payee (and, where sex-neu-tral annuity rates are not applicable, on the sex of the Payee) when the annu-ity payment option selected involves a life contingency.

 b. VARIABLE PAYMENT OPTIONS

 When a variable payment option has been elected under a deferred contract, the proceeds (or the selected portion thereof) will be applied at annuity pur-chase rates then in use by the Company for immediate contracts, or at the an-nuity purchase rates stated in the contract, whichever are more favorable to the Payee. In the case of immediate contracts, the Net Purchase Payment is ap-plied at current Company variable annuity purchase rates.

 As in the case of fixed payment options, the applicable annuity purchase rates vary depending on the particular annuity payment option selected and the age of the Payee (and where sex-neutral annuity rates are not applicable, on the sex of the Payee) when the annuity payment option selected involves a life contingency. Under the variable payment options, however, payments will be subject to variation from month to month, depending upon the investment per-formance of the Fund.

 The amount of the basic payment level is determined by applying the applica-ble annuity purchase rates to the proceeds applied to provide the annuity. The dollar amount of the initial variable annuity payment will be at the basic payment level unless the contract is an immediate contract and the initial payment is due more than 14 days after the Net Purchase Payment is applied. The higher the age of the Payee, the greater the basic payment level, because the Payee's life expec-tancy and thus the period of anticipated income payments will be shorter. Un-der contracts with sex-distinct purchase rates, a given contract value will purchase a higher basic payment for a male Payee than for a female Payee, re-flecting the greater life expectancy of the female Payee. If the Contractholder has selected a payment option which provides for a refund at death of the Payee or which guarantees that payments will be made for the bal-ance of a period of a certain number of years after the death of the Payee, the contract value will produce a lower basic payment level.

 The selection of an assumed interest rate will affect both the basic payment level and the amount by which subsequent payments to the Payee increase or de-crease. If the net investment performance of the Fund is the same as the as-sumed interest rate, the monthly payments will remain level. If the net in-vestment performance exceeds the assumed interest rate the monthly payments will increase, and conversely, if it is less than the assumed interest rate the payments will decrease.

 Unless otherwise provided, the assumed interest rate will be at an annual rate of 3.5%. If a 3.5% rate would result in a first payment larger than per-mitted under applicable state law or regulation, then the Company will select a lower rate. Subject to the consent of the Company and if permitted under ap-plicable state law, a different annual assumed interest rate not in excess of 5% may be elected by the Contractholder.

 Election of a higher assumed interest rate produces a larger initial payment, a more slowly rising series of subsequent payments when the actual net invest-ment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

 The Company continues to deduct "expense risk" and "mortality risk" charges from the Fund's assets after the Maturity Date if annuity payments are made under any variable payment option, including an option not involving a life contingency and under which the Company bears no mortality risk. (See "Mortal-ity and Expense Risks and Deductions" below for an explanation of these risk charges.)

4. Annuity Payment Options Available

 a. PAYMENTS FOR SPECIFIED PERIOD (DEFERRED CONTRACTS ONLY)

 The proceeds may be paid in monthly payments for any definite number of years selected, not exceeding 30.

 b. SINGLE LIFE ANNUITY

 This option and the Joint Life Annuity option (see below) involve life con-tingencies since they provide that payments will be made during the continua-tion of one or more lives.

  i.  With No Period Certain

  The proceeds are paid in monthly payments during the lifetime of the Payee. This form of Single Life Annuity option offers the maximum level of monthly payments under an option payable over the entire lifetime of the Payee. UNDER THIS FORM, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE SHOULD DIE PRIOR TO THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO AN-NUITY PAYMENTS IF THE PAYEE SHOULD DIE PRIOR TO THE DUE DATE OF THE THIRD AN-NUITY PAYMENT, AND SO ON.

  ii. With Period Certain

  This form of Single Life Annuity option is similar to the form described un-der i. above except that payments are guaranteed during the period certain elected. If the Payee should die prior to the end of that period, annuity payments will be continued during the remainder of the period to the desig-nated beneficiary. The period certain elected may be 120 months; 240 months; or, under variable payment options only, the nearest whole number of months equal to the amount applied to this option divided by the dollar amount of the basic payment level.

 c. JOINT LIFE ANNUITY

  i.  With No Period Certain

  The proceeds are paid in monthly payments during the joint lifetime of the Payee and a designated joint Payee, and thereafter during the remaining life-time of the survivor. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE PRIOR TO THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE PRIOR TO THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

  ii. With 120 Months Certain

  This form of Joint Life Annuity option is similar to the form described un-der i. above, except that the payments are guaranteed for a period certain of 120 months. If both the Payee and the joint Payee should die before the end of that period, annuity payments will be continued during the remainder of such period to the designated beneficiary.

  iii. With Reduced Payments to Survivor (No Period Certain)

  This form of Joint Life Annuity option is similar to the form described un-der i. above except that the payments to the survivor, which continue for the survivor's remaining lifetime, are reduced to two-thirds of the amount that would have been payable if both Payees were still living. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE PRIOR TO THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE PRIOR TO THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

 d. OTHER METHODS OF PAYMENT

 In addition to the annuity payment options described above, other methods of payment may be selected which are agreed to by the Company.

5. General Limitations on Options

 In order to qualify as annuities under Section 72 of the Code, all contracts
(a) issued after January 18, 1985 and (b) not for use with various retirement plans qualifying for tax-benefited treatment under the Code, limit the period over which payments from the contracts may be made upon the death of the Contractholder. There are comparable rules that govern the timing of payments after the death of the Annuitant in the case of tax-benefited retirement plans. Please refer to the discussion under "Death Proceeds."

 After an option involving life contingencies becomes operative it may not be changed to another option unless agreed to by the Company. Once annuity pay-ments under such options have begun, the contract cannot be surrendered for a single sum cash payment, except that in the case of any such option involving a period certain, the successor Payee may, at any time after the death of the Annuitant (or both Annuitants in the case of a Joint Life Annuity), elect to surrender the contract for a single cash payment equal to the commuted value (which is calculated based on the Assumed Interest Rate) of all remaining un-paid certain payments. Under variable options which do not involve life con-tingencies (such as the Payments for Specified Period option) the contract may be surrendered for the current value in cash of the Accumulation Units stand-ing to its credit; alternatively, if the amounts involved are adequate, they may be applied to any other payment option. Payment or application of surren-der proceeds during the Annuity Period shall be in accordance with the proce-dures applicable to surrenders during the Accumulation Period. (See "Surrender (Redemption) Proceeds.") The election of any option, particularly in connec-tion with contracts issued to retirement plans qualifying for tax-benefited treatment, is subject to applicable requirements of Federal tax law, which may restrict both selection of beneficiaries and manner of payment. Consultation in this case with a qualified tax adviser is recommended prior to the election of any option.

 Options shall be available only with the consent of the Company if the amount to be applied is less than $2,000. If necessary to bring the amount of each periodic payment to at least $20, the Company may change the frequency of pay-ments to quarterly, semiannually or annually.

E. OWNERSHIP RIGHTS UNDER THE CONTRACT

 During the Annuitant's lifetime, all rights under the contract are vested solely in the Contractholder unless otherwise provided. Such rights include the right to change the beneficiary, to change the payment option, to assign the contract (subject to the restrictions referred to below), and to exercise all other rights, benefits, options and privileges conferred by the contract or allowed by the Company. Transfer of ownership of the contract from a "pen-sion plan" under the Employee Retirement Income Security Act of 1974 ("ERISA") to a non-spousal beneficiary may require spousal consent.

 Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "pension plans" under ERISA, and are, therefore, subject to rules under the Retirement Equity Act of 1984. These rules require that bene-fits from annuity contracts purchased by a pension plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in the contract. Thus, the tax consequences of the purchase of the contracts by pension plans should be con-sidered carefully.

 Those contracts described in this prospectus which are used with retirement plans qualifying for tax-benefited treatment (such plans are defined below un-der "Retirement Plans Offering Federal Tax Benefits") contain restrictions on transfer or assignment, reflecting requirements of the Code which must be sat-isfied in order to assure continued eligibility for the favorable tax treat-ment accorded these plans. Such favorable tax treatment is described below un-der "Federal Income Tax Status." In accordance with such requirements, owner-ship of such a contract may not be changed and the contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under certain limited circumstances. A Contractholder contemplating a sale, assignment or pledge of the contract should carefully review its provisions and consult a qualified tax adviser.

 If contracts described in this prospectus are used in connection with retire-ment plans not qualifying for tax-benefited treatment, such plans may also re-strict the exercise of rights by the Contractholder.

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
-------------------------------------------------------------------------------

A. OBJECTIVE AND POLICIES

 The investment objective of the Fund is growth of capital through investment principally in equity securities of a diversified group of companies and in-dustries. The investment objective will not be changed in any material way without approval by a majority of the votes attributable to outstanding con-tracts.

 The Fund invests primarily in seasoned issues which trade on national or re-gional stock exchanges or in the over-the-counter market. Current income is not an important factor in the selection of equity securities. Income and re-alized capital gains from portfolio investments are reinvested.

 The Fund's portfolio normally consists principally of common stocks and secu-rities convertible into or carrying rights to purchase common stocks. However, during periods when management considers that economic or market conditions make it advisable, a substantial portion of the Fund's assets may be held tem-porarily in cash or fixed income securities (including long-term fixed income securities) whether or not convertible or carrying such rights. No estimate can be made as to when or for how long the Fund will employ such a defensive strategy. Also, as a matter of operational policy the Fund will keep suffi-cient amounts of cash and United States Government or other high-grade liquid securities on hand to meet current expenses and variable annuity contract ob-ligations, and such assets may also be kept on hand for limited periods pend-ing investment in accordance with the Fund's investment policies.

 In furtherance of its investment objective, primary emphasis in the selection of issues for the Fund's portfolio is given to those securities believed by management to offer a potential for long-term appreciation. However, this em-phasis does not preclude occasional investment for short-term appreciation. In the years 1996 and 1997, the Fund's portfolio turnover rate was approximately 196% and 209%, respectively. The rate of the Fund's portfolio turnover may vary significantly from time to time depending on the volatility of prevailing or anticipated economic and market conditions. Higher levels of portfolio turnover may result in higher brokerage costs to the Fund.

 The Fund may change the foregoing investment policies without Contractholder approval.

 It must be recognized that there are risks inherent in the ownership of any security and that there can be no assurance that the investment objective of the Fund will be achieved. Equity securities are subject to price declines as well as advances, and the prices of such securities can decline while the cost of living is rising. Fixed income securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or inter-
est) and to market risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). The value of the Fund's investments is subject to risks of changing economic conditions and the risk inherent in management's ability to anticipate such changes and, to the extent consistent with the Fund's investment objective and policies, to make appropriate changes in the Fund's portfolio.

 The Fund may invest in repurchase agreements. Under these agreements the Fund purchases a security subject to the agreement of the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the under-lying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possi-ble declines in the value of the underlying security during the period while the Fund seeks to enforce rights thereto, (b) possible reduced levels of in-come and lack of access to income during this period, and (c) inability to en-force rights and expenses of attempted enforcement.

B. RESTRICTIONS

 The investment restrictions set forth below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders. Reference should be made to the Statement of Additional Information for a de-scription of other investment restrictions applicable to the Fund. Some of those restrictions are fundamental policies which may not be changed without Contractholder approval, and some may be changed by the Board of Managers without Contractholder approval.

 The Fund will not:

  1. Purchase any security (other than United States Government obligations) if as a result more than 5% of the Fund's total assets (taken at current val-ue) would be invested in securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer would be held by the Fund;

  2. Concentrate its investments in particular industries, but it may invest up to 25% of its total assets (taken at current value) in a single industry;

  3. Borrow money, except as a temporary measure for extraordinary or emer-gency purposes, but not for investment purposes, and in an amount not in ex-cess of 5% of its total assets (taken at current value) at the time of such borrowing.

 In addition, Section 817(h) of the Code requires the investments of the Fund to be "adequately diversified" in accordance with Treasury Regulations. To the extent of any conflict between the restrictions listed above and the regula-tions under Section 817(h), the regulations will control. (See discussion of the Section 817(h) regulations under "Special Rules for Annuities Used by In-dividuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Bene-fited Treatment," below.)

-------------------------------------------------------------------------------
DEDUCTIONS AND EXPENSES
-------------------------------------------------------------------------------

A. DEDUCTIONS FROM PURCHASE PAYMENTS FOR SALES AND ADMINISTRATIVE SERVICES AND PREMIUM TAXES

 New England Securities serves as principal underwriter for the Fund pursuant to a distribution agreement among the Fund, the Company and New England Secu-rities. The Company retains the deductions for sales expenses described below except for amounts paid to New England Securities for services it performs and expenses it incurs as principal underwriter. New England Securities registered representatives receive commissions on the sale of flexible purchase payment contracts at a maximum rate of 5% of purchase payments.

 Under the terms of an administrative agreement between the Fund and the Com-pany, the Company furnishes or bears the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of exec-utive and other personnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund, but not including expenses attributable to sales activities, which are covered by the distribu-tion agreement. To cover the cost of providing these services, the Company re-tains the deduction for administrative expenses described below.

 Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund (see "Accumulation Unit Val-ues, Annuity Unit Values and Net Investment Factors"): (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains on assets of the Fund, (b) fees for mortality and expense risks assumed and for investment advisory services,
(c) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (d) fees and expenses of the Board of Managers, including the auditing of Fund assets.

 Various states impose a premium tax on annuity purchase payments received by insurance companies. The Company may deduct these taxes from Purchase Payments and currently does so for Contracts subject to the insurance tax law of South Dakota. Certain states may require or permit the Company to pay the premium tax when the Contractholder elects to commence annuity benefits rather than when Purchase Payments are received. In those states the Company may deduct the premium tax on the date when annuity payments are to begin. The maximum premium tax currently deducted by the Company is 3.5%. The Company may in the future deduct premium taxes under contracts subject to the insurance tax laws of other states, or the applicable premium tax rates may change.

 Surrender of a contract may result in a credit against the premium tax lia-bility of the Company in certain states. In such event, the surrender proceeds will be increased accordingly.

 Premium tax rates are subject to being changed by law, administrative inter-pretations or court decisions. Premium tax amounts will depend on, among other things, the state of residence of the Annuitant and the insurance tax law of the state.

 Sales and administrative expenses are deducted from each After-tax Purchase Payment. The resulting amount is the Net Purchase Payment. It is expected that the deductions for sales expenses will cover sales expenses over the life of the contracts. To the extent sales expenses are not covered by the deduction for sales expenses, they will be recovered from the general account of the Company, including any income derived from the mortality and expense risk de-ductions (see "Mortality and Expense Risks and Deductions").

 The applicable deductions from each After-tax Purchase Payment for sales and administrative expenses are set out in the tables below:


  Deductions Applicable to Flexible Purchase Payment Contracts

      Portion of             Deduction               Deduction for
   Total After-Tax           for Sales               Administrative                 Total
   Purchase Payment          Expenses                   Expenses                  Deduction
     First $46                  6.0%                       3.0%                      9.0%
     Balance                    6.0%                       2.0%                      8.0%

  Deductions Applicable to Single Purchase Payment Contracts

      Portion of             Deduction               Deduction for
   Total After-Tax           for Sales               Administrative                 Total
   Purchase Payment          Expenses                   Expenses                  Deduction
     First $ 5,000             6.00%                      2.00%                      8.0%
     Next  95,000              3.75%                      0.25                       4.0
     Balance                   1.75                       0.25                       2.0

 Under Contracts that have been sold to the following persons, purchase pay-ments will be subject to the usual deductions for administrative expenses and premium taxes, if any, but will not be subject to any deductions for sales ex-penses: certain present and retired employees and certain current and former directors and trustees (including members of the Board of Managers of the Fund) of New England Mutual and NELICO and mutual funds sponsored by NELICO; current and retired agents and general agents of New England Mutual and NELICO and their insurance company subsidiaries; certain current and retired employ-ees of such agents and general agents; the surviving spouses of the employees, agents and general agents listed above; and any retirement plan or trust for the benefit of the persons listed above.

B. DEDUCTIONS FROM FUND ASSETS

1.Investment Advisory Services and Deductions

 Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts 02110, serves as investment adviser to the Fund under an advisory agreement dated August 30, 1996, which provides that CGM will manage, subject to the supervision of the Fund's Board of Managers, the investment and reinvestment of the assets of the Fund. For providing such services the Fund pays CGM an annual fee of .3066% of the average net assets of the Fund. This fee is computed on a daily basis and is payable monthly.

 The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. Nvest Companies, L.P., an affiliate of the Compa-ny, owns a 50% limited partnership investment in CGM. CGM provides discretion-ary investment services to advisory clients, including other investment com-pany portfolios.

2.Mortality and Expense Risks and Deductions

 Variable annuity payments will not be affected by mortality or expense expe-rience adverse to the Company because the Company assumes the "expense risk" and the "mortality risk" under the contracts, for which assumptions it re-ceives deductions from Fund assets.

 The "expense risk" assumed by the Company is the risk that the deductions for sales and administrative expenses, and the deductions for investment advisory services, provided for in the variable annuity contract may be insufficient to cover the actual cost of such items.

 The "mortality risk" assumed by the Company has two elements: a "life annuity mortality risk" and, in the case of deferred contracts, a "minimum death re-fund risk."

 The "life annuity mortality risk" assumed is that the Company agrees to make annuity payments under options involving life contingencies regardless of how long a particular Annuitant or other Payee lives and regardless of how long all Annuitants or other Payees as a class live.

 Under deferred contracts the Company also assumes a "minimum death refund risk" by providing that a death benefit will be payable upon death of the Annuitant during the Accumulation Period. (See "Death Proceeds" for a description of the death benefit payable.)

 For assuming these risks the Company makes the following daily deductions from the Fund's net assets:

 i. For deferred contracts: .00260% (.9490% on an annual basis consisting of .8395% for mortality risk assumptions and .1095% for expense risk assumptions).

 ii. For immediate contracts: .00190% (.6935% on an annual basis consisting of .5840% for mortality risk assumptions and .1095% for expense risk assumptions).

 The percentage of these deductions will not increase over the life of a contract.

C. TOTAL EXPENSES

 For the year ended December 31, 1997, the Fund's total expenses equalled 1.35% of its average net assets.

-------------------------------------------------------------------------------
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS
-------------------------------------------------------------------------------

 The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts described in this prospectus, include:

  1. Plans qualified under Section 401(a), 401(k) or 403(a) of the Code ("Qualified Plans");

  2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans");

  3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs");

  4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

  5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

 An investor should consult a qualified tax or other adviser as to the suit-ability of the contracts as a funding vehicle for retirement plans qualifying for tax-benefited treatment, as to the rules underlying such plans, and as to state and Federal tax aspects of such plans.

 A summary of the Federal tax laws regarding contributions to, and distribu-tions from, the above tax-benefited retirement plans may be found below under the heading "Special Rules for Annuities Purchased for Annuitants under Re-tirement Plans Qualifying for Tax-Benefited Treatment." It should be under-stood that should a tax-benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

 In the case of most TSA Plans under Section 403(b)(1) of the Code, and in the case of IRAs purchased under Section 408(b) of the Code, the individual vari-able annuity contracts described in this prospectus comprise the retirement "plan" itself. These contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain contract provisions described in this prospectus. Reference should be made to the contracts and any endorsements for more complete infor-mation.

-------------------------------------------------------------------------------
FEDERAL INCOME TAX STATUS
-------------------------------------------------------------------------------

The following discussion is intended as a general description of the Federal income tax aspects of the variable annuity contracts. It is not intended as tax advice. For more complete information, you should consult a qualified tax adviser.

A. TAX STATUS OF THE COMPANY AND THE FUND

 The Company is taxed as a life insurance company under the Code. The Fund and its operations are part of the Company's total operations and are not taxed separately. Under current law no taxes are payable on the investment income and capital gains of the Fund. Such income and gains will be retained in the Fund and will not be taxable until received by the Annuitant or the Annuitant's beneficiary in the form of annuity payments or other distribu-tions.

 If under future law the assets, investment income or capital gains of the Fund are subject to taxes, the contracts provide that the Company may make an appropriate charge or reserve against the assets of the Fund for such taxes.

B. TAXATION OF THE CONTRACTS

 The variable annuity contracts described in this prospectus are considered annuity contracts the taxation of which is governed by Section 72 of the Code. As a general proposition, Section 72 provides that Contractholders are not subject to current taxation on increases in the value of the contracts until they are received by the Annuitant or beneficiary in the form of annuity pay-ments. (Exceptions to this rule are discussed below under "Special Rules for Annuities Used by Individuals or with Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment.")

 Under the general rule of Section 72, to the extent there is an "investment" in an annuity contract, a portion of each annuity payment is excluded from gross income as a return of such investment. The balance of each annuity pay-ment is includible in gross income and taxable as ordinary income. In general, contributions made to an annuity contract which are deductible by the contrib-utor and earnings on all contributions to the annuity contract will not con-stitute an "investment" in the annuity contract under Section 72.

1. Special Rules for Annuities Purchased for Annuitants Under Retirement Plans Qualifying for Tax-Benefited Treatment

 Set forth below is a summary of the Federal tax laws applicable to contribu-tions to, and distributions from, retirement plans that qualify for Federal tax benefits. Such plans are defined above under the heading "Retirement Plans Offering Federal Tax Benefits." You should understand that the following sum-mary does not include everything you need to know regarding such tax laws. The Code provisions and the rules and regulations thereunder regarding retirement trusts and plans, the documents which must be prepared and executed, and the requirements which must be met to obtain favorable tax treatment for them are very complex. A person contemplating the purchase of a contract for use with a retirement plan qualifying for tax-benefited treatment under the Code should consult a qualified tax adviser as to all applicable Federal and state tax as-pects of the contracts and, if applicable, as to the suitability of the con-tracts as investments under ERISA.

 a. PLAN CONTRIBUTION LIMITATIONS

  i.  Qualified Plans, SEPs, SARSEPs and Governmental Plans

  Statutory limitations on contributions to Qualified Plans, SEPs, SARSEPs and Governmental Plans may limit the amount of money that may be contributed to the contract in any contract year. New SARSEPs may not be established after January 1, 1997. Any purchase payments attributable to such contributions are tax deductible to the employer and are not currently taxable to the Annuitants for whom the contracts are purchased. The contributions to the contract and any increase in contract value attributable to such contribu-tions are not subject to taxation until payments from the contract are made to the Annuitant or his/her beneficiaries.

  ii. TSA Plans

  Purchase payments attributable to contributions to TSA Plans are not includ-ible within the Annuitant's income to the extent such purchase payments do not exceed the lesser of $10,000 or the "exclusion allowance." The exclusion allowance is a calculation which takes into consideration the Annuitant's in-cludible compensation, number of years of service, and prior years of contri-butions. For more information, the Annuitant should obtain a copy of IRS Pub-lication 571 on TSA Programs for Employees of Public Schools and Certain Tax-Exempt Organizations which will better assist the Annuitant in calculating the exclusion allowance to which he or she may be entitled for any given tax year. Any purchase payments attributable to permissible contributions under Code Section 403(b) (and earnings thereon) are not taxable to the Annuitant until amounts are distributed from the contract.

  iii. IRAs

  The maximum tax deductible purchase payment which may be contributed each year to an IRA is the lesser of $2,000 or 100 percent of includible compensa-tion if the taxpayer is not covered under an employer plan. A spousal IRA is available if the taxpayer and spouse file a joint return and the spouse earns no compensation (or elects to be treated as earning no compensation) and is not yet age 70 1/2. In the case of a spousal IRA, the maximum tax deductible purchase payment which may be deducted with respect to the non-working spouse is $2,000 for tax years beginning January 1, 1997. If covered under an em-ployer plan, taxpayers are permitted to make deductible purchase payments; however, for 1998 the deductions are phased out and eventually eliminated, on a pro rata basis, for adjusted gross income between $30,000 and $40,000 for an individual, between $50,000 and $60,000 for a married couple filing jointly and between $0 and $10,000 for a married person filing separately. A taxpayer may also make nondeductible purchase payments. However, the total of deductible and nondeductible purchase payments may not exceed the limits de-scribed above for deductible payments. For more information concerning con-tributions to IRAs, you should obtain a copy of IRS Publication 590 on Indi-vidual Retirement Accounts.

  iv. Section 457 Plans

  Generally, under a Section 457 Plan, an employee or executive may defer in-come under a written agreement in an amount equal to the lesser of 33 1/3% of includible compensation or $8,000. The amounts so deferred (including earn-ings thereon) by an employee or executive electing to contribute to a Section 457 Plan are includible in gross income only in the tax year in which such amounts are paid or made available to the employee or executive or his/her beneficiary. Once contributed to the plan, any contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer. The employer retains all ownership rights to the contract including voting and redemption rights which may accrue to the contract(s) issued under the plan.

 b. DISTRIBUTIONS FROM THE CONTRACT

 Mandatory Withholding on Certain Distributions

 Many distributions called "eligible rollover distributions" from Qualified Plans and from many TSA Plans are subject to automatic withholding by the plan or payor at the rate of 20%. Withholding can be avoided by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or IRA.

  i.  Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Governmental Plans

  Payments made from the contracts held under a Qualified Plan, TSA Plan, IRA, SEP, SARSEP or Governmental Plan are taxable under Section 72 of the Code as ordinary income, in the year of receipt. Any amount received in surrender of all or part of the contract value prior to annuitization will, subject to re-strictions and penalties discussed below, also be included in income in the year of receipt. If there is any "investment" in the contract, a portion of each amount received is excluded from gross income as a return of such in-vestment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply (i) to distributions of excess contributions or deferrals;
 (ii) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (iii) when distribution from the contract is in the form of an annuity over the life or life expec-tancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her beneficiary); or (iv) when distribution is made pursuant to a qualified domestic relations order. In the case of IRAs, the exceptions for distributions on account of early retirement at or after age 55 or made pur-suant to a qualified domestic relations order do not apply.

  If the Annuitant dies before distributions begin, distributions must be com-pleted within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the beneficia-ry. If the Annuitant's spouse is the beneficiary, distributions need not be-gin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as rapidly as payments made before death.

  With respect to TSA Plans, contributions to the contract made after December 31, 1988 and any increases in contract value after that date may not be dis-tributed prior to attaining age 59 1/2, termination of employment, death or disability. Contributions (but not earnings) made after December 31, 1988 may also be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the contract value as of December 31, 1988. These restrictions are not expected to change the circumstances under which transfers to other investments which qualify for tax-free treatment under
 Section 403(b) of the Code may be made.

  Annuity payments, periodic payments or annual distributions must commence by the later of April 1 of the calendar year following the year in which the An-nuitant attains age 70 1/2 or the year in which the Annuitant retires. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by minimum distribution rules under the plan. A penalty tax of up to 50% of the amount which should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum distribution amount.

  ii. Section 457 Plans

  When a distribution under a contract held under a Section 457 Plan is made to the Annuitant, such amounts are taxed as ordinary income in the year in which received. The plan must not permit distributions prior to the Annuitant's separation from service (except in the case of unforeseen emer-gency). In addition, a distribution prior to age 59 1/2 may be subject to an additional penalty tax of 10% of the amount included in income unless other-wise exempt.

  Generally, annuity payments, periodic payments or annual distributions must commence by April 1 of the calendar year following the year in which the An-nuitant attains age 70 1/2. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring em-ployer. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by distribution rules under the plan. A penalty tax of up to 50% of the amount which should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum distribution amount. If the Annuitant dies before distributions begin, the same special distribution rules apply in the case of Section 457 Plans as ap-ply in the case of Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Gov-ernmental Plans. These rules are discussed above in the immediately preceding section of this prospectus.

2. Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment

 For an annuity held by an individual, any increase in the accumulated value of the contract is not taxable until amounts are received, either in the form of annuity payments as contemplated by the contract or in a full or partial lump sum settlement of the Company's obligations to the Contractholder.

 Under Section 72(u) of the Code, however, contracts, including the contracts described herein, held by other than a natural person (i.e., those held by a corporation or certain trusts) will generally not be treated as an annuity contract for Federal tax purposes. This means an annuity contractholder who is not a natural person will have to include in income any increase during the taxable year in the accumulated value over the investment in the contract.

 Section 817(h) of the Code requires the investments of the Fund to be "ade-quately diversified" in accordance with Treasury Regulations. Failure to do so means the variable annuity contracts described herein would cease to qualify as annuities for Federal tax purposes. Regulations specifying the diversifica-tion requirements have been issued by the Department of Treasury, and the Com-pany believes that the Fund complies fully with these requirements.

 Any amount received in a surrender of all or part of the contract value prior to annuitization will be included in gross income to the extent of any in-creases in the value of the contract resulting from earnings or gains of the Fund.

 The Code also imposes a ten percent penalty tax on amounts received under a contract, before or after the annuity starting date, which are includible in gross income. The penalty tax will not apply to any amount received under the contract (1) after the Contractholder has attained age 59 1/2, (2) after the death of the Contractholder, (3) after the Contractholder has become totally and permanently disabled, (4) as one of a series of substantially equal peri-odic payments made for the life (or life expectancy) of the Contractholder or the joint lives (or life expectancies) of the Contractholder and a beneficia-ry, (5) if the contract is purchased under certain types of retirement plans or arrangements, (6) allocable to investments in the contract before August 14, 1982, or (7) if the contract is an immediate annuity contract.

 In the calculation of any increase in value for contracts entered into after October 4, 1988, all annuity contracts issued by the Company or its affiliates to the same Contractholder within a calendar year will be treated as one con-tract.

 If the Contractholder dies, the tax law requires certain distributions from the contract. (See "Death Proceeds.")

3. Tax Withholding

 The Code and the laws of certain states require tax withholding on distribu-tions made under annuity contracts, unless the recipient has made an election not to have any amount withheld. The Company provides recipients with an op-portunity to instruct it as to whether taxes are to be withheld.

-------------------------------------------------------------------------------
VOTING RIGHTS
-------------------------------------------------------------------------------

All Contractholders have the right to vote at any meeting of Contractholders. The number of votes which each Contractholder may cast at any meeting is de-termined as of the record date chosen by the Board of Managers which must be within 90 days before the date of the meeting. At least 20 days' written no-tice of the meeting must be given. The number of votes which a Contractholder may cast on a contract in the Accumulation Period is equal to the number of Accumulation Units credited to the contract. During the Annuity Period a Contractholder may cast the number of votes equal to (i) the amount of assets established in the

Fund to meet the obligation for future payments under variable options elected under the contract divided by (ii) the value of an Accumulation Unit. The num-ber of votes attributable to a contract during the Annuity Period will tend to decrease over time.

 Although the Contractholder has the sole right to cast all votes attributable to the contract, during the Accumulation Period an Annuitant has the right to instruct the Contractholder as to how such votes shall be cast in the follow-ing circumstances: (i) if the Annuitant is covered by a contract issued in connection with an individual retirement account established pursuant to Sec-tion 408(a) of the Code or (ii) if the Annuitant is an employee covered by a contract issued in connection with a Qualified Plan or a retirement plan not qualifying for favorable Federal tax treatment, in which case the Annuitant may instruct the Contractholder (a) as to votes attributable to the Annuitant's own Purchase Payments (voluntary contributions) and (b) to the ex-tent authorized by the plan, as to any other votes under the contract. Simi-larly, during the annuity period, every Annuitant or other Payee has the right to instruct the Contractholder with respect to all votes attributable to the amount of assets established in the Fund to meet the obligations for future payments.

 If a Contractholder receives instructions from less than all the persons en-titled to instruct it, it is required to cast the votes for which it receives no instructions for or against each proposal only in the same proportion as votes for which instructions have been received. If no instructions are re-ceived by the Contractholder from any person entitled to instruct it, it may vote in its sole discretion.

 In the case of a contract issued pursuant to Section 403(b) of the Code (an-nuity purchase plan adopted by a public school system or certain other tax-ex-empt organizations) or Section 408(b) of the Code (individual retirement annu-
ity), the Annuitant is the Contractholder for voting and all other purposes during both the Accumulation and Annuity Periods.

 If the Company should maintain assets in the Fund which are not attributable to Contractholders, it will cast the votes attributable to such assets in the same manner and proportion in which the votes attributable to Contractholders are cast.

 Each Annuitant or other Payee, if any, having the right to instruct the Contractholders with respect to any votes is entitled to receive from the Contractholder a notice of that right and of the number of votes to which such right is applicable. All notices and proxy materials will be provided to the Contractholders in sufficient number for distribution to all such Annuitants and other Payees.

 The Fund does not hold regular annual meetings of Contractholders. Rather, meetings of Contractholders are held only when required by the 1940 Act or as otherwise deemed appropriate by the Fund's Board of Managers.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----
SPECIAL TERMS.............................................................    2
HIGHLIGHTS................................................................    3
EXPENSE TABLE.............................................................    4
PER UNIT INCOME AND CAPITAL CHANGES.......................................    5
FINANCIAL STATEMENTS......................................................    5
FUND PERFORMANCE..........................................................    6
DESCRIPTION OF THE COMPANY AND THE FUND...................................    7
THE VARIABLE ANNUITY CONTRACTS............................................    7
A. How Contract Purchase Payments May be Made.............................    7
B. Accumulation Unit Values, Annuity Unit Values and Net Investment
   Factors................................................................    7
C. Accumulation Period (Deferred Contracts)...............................    8
 1. Basis Upon Which Accumulation Units are Credited......................    8
 2. Contract Value........................................................    8
 3. Surrender (Redemption) Proceeds.......................................    8
 4. Death Proceeds........................................................    9
D. Annuity Period (Deferred and Immediate Contracts)......................    9
 1. Choice of Retirement Date and Annuity Payment Option..................    9
 2. Sex-Neutral Contracts.................................................   10
 3. Fixed and Variable Payment Options....................................   10
 4. Annuity Payment Options Available.....................................   11
 5. General Limitations on Options........................................   12
E. Ownership Rights Under the Contract....................................   12


                                                                           PAGE
                                                                           ----
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..........................   13
A. Objective and Policies................................................   13
B. Restrictions..........................................................   14
DEDUCTIONS AND EXPENSES..................................................   14
A. Deductions from Purchase Payments for Sales and Administrative
   Services and Premium Taxes............................................   14
B. Deductions from Fund Assets...........................................   16
 1. Investment Advisory Services and Deductions..........................   16
 2. Mortality and Expense Risks and Deductions...........................   16
C. Total Expenses........................................................   16
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS...........................   16
FEDERAL INCOME TAX STATUS................................................   17
A. Tax Status of the Company and the Fund................................   17
B. Taxation of the Contracts.............................................   17
 1. Special Rules for Annuities Purchased for Annuitants Under Retirement
    Plans Qualifying for Tax-Benefited Treatment.........................   18
 2. Special Rules for Annuities Used by Individuals or With Plans and
    Trusts Not Qualifying Under the Code for Tax-Benefited Treatment.....   20
 3. Tax Withholding......................................................   20
VOTING RIGHTS............................................................   20

                   ---------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                     TABLE OF CONTENTS

                   ---------------------------------------

                                                                           Page
                                                                           -----
      HISTORY.............................................................  II-3
      INVESTMENT OBJECTIVE AND POLICIES...................................  II-3
      MANAGEMENT OF THE FUND..............................................  II-4
      INVESTMENT ADVISORY AND OTHER SERVICES..............................  II-6
        Advisory Agreement................................................  II-6
        Administrative Agreement..........................................  II-7
        Distribution Agreement............................................  II-7
        Safekeeping of Securities.........................................  II-7
        Independent Accountants...........................................  II-8
      PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS....................  II-8
      DISTRIBUTION OF CONTRACTS...........................................  II-8
      CALCULATION OF PERFORMANCE DATA.....................................  II-9
      ANNUITY PAYMENTS.................................................... II-10
      NET INVESTMENT FACTOR............................................... II-12
      EXPERTS............................................................. II-12
      FINANCIAL STATEMENTS................................................ II-17

                   ---------------------------------------

  If you would like to obtain a copy of the Statement of Additional Information of the Fund, please complete the request form below and mail it to:

                           New England Securities Corporation
                           399 Boylston Street
                           Boston, Massachusetts 02116


               Please send a copy of the Statement of Additional
            Information of New England Variable Annuity Fund I to:

           ----------------------------------------------------
                                     Name

           ----------------------------------------------------
                                    Street


           ----------------------------------------------------
                         City             State    Zip

                           NEW ENGLAND VARIABLE ANNUITY FUND I
                           INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                           ---------------------------------------------------
                           Issued by
                           METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                                   (PART B)

                                  MAY 1, 1998

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 1998 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116.



VA-143SAI-98

                               TABLE OF CONTENTS

HISTORY...................................................................  II-3
INVESTMENT OBJECTIVE AND POLICIES ........................................  II-3
MANAGEMENT OF THE FUND ...................................................  II-4
INVESTMENT ADVISORY AND OTHER SERVICES ...................................  II-6
  Advisory Agreement .....................................................  II-6
  Administrative Agreement ...............................................  II-7
  Distribution Agreement .................................................  II-7
  Safekeeping of Securities...............................................  II-7
  Independent Accountants ................................................  II-8
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .........................  II-8
DISTRIBUTION OF CONTRACTS ................................................  II-8
CALCULATION OF PERFORMANCE DATA ..........................................  II-9
ANNUITY PAYMENTS ......................................................... II-10
NET INVESTMENT FACTOR .................................................... II-12
EXPERTS .................................................................. II-12
FINANCIAL STATEMENTS ..................................................... II-13

                                    HISTORY

  New England Variable Annuity Fund I (the "Fund") is a separate account of Metropolitan Life Insurance Company ("MetLife" or the "Company"). The Fund was originally a separate account of New England Mutual Life Insurance Company ("New England Mutual"), and became a separate account of the Company when The New England merged with and into the Company on August 30, 1996.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective and policies of the Fund are summarized on the front page of the Prospectus and in the text of the Prospectus under the heading "Investment Objective, Policies and Restrictions."

  As disclosed in the Prospectus, the Fund invests primarily in equity securities such as common stocks and securities convertible into or carrying rights to purchase common stocks. However, when management considers that economic or market conditions make it advisable, the Fund may take a defensive position by investing a substantial portion of its assets in cash or fixed income securities (including long-term fixed income securities) whether or not convertible or carrying such rights. No estimate can be made as to when or for how long the Fund will employ such defensive strategies; however, in the past, such periods have approached one year in length.

  The investment restrictions set forth in paragraphs 1 through 5 below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders.

  The Fund will not:

    1. Underwrite the securities of other issuers, except that it may acquire portfolio securities under circumstances where, upon the subsequent sale of such securities, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933;

    2. Purchase or sell commodities or commodity contracts;

    3. Purchase or sell interests in real estate except such as are represented by marketable securities of companies, including real estate trusts, whose assets consist substantially of mortgages and other liens on real property and interests therein and which therefore may represent indirect interests in real estate;

    4. Make loans. Neither the purchase of a portion of an issue of publicly-distributed bonds, debentures, corporate notes or other evidences of indebtedness, nor the purchase of short-term debt securities issued by a company whose equity securities are listed on the New York Stock Exchange, nor the entering into of a repurchase agreement shall constitute the making of a loan for purposes of this investment restriction;

    5. Purchase any security restricted as to disposition under Federal securities laws, or otherwise not readily transferable.

  The investment restrictions set forth in paragraphs 1 through 6 below may be changed by the Board of Managers of the Fund without Contractholder approval.

  The Fund will not:

    1. Make investments for the purpose of exercising control or management;

    2. Acquire securities of other investment companies except through purchases in the open market involving only customary broker's commissions and only if after any such acquisition not more than 5% of the total assets of the Fund (taken at current value) would be so invested and not more than 3% of the total outstanding voting stock of any one investment company would be held;

    3. Purchase securities on margin (except that it may obtain such short-term credits as are necessary for the clearance of transactions);

    4. Make short sales;

    5. Participate on a joint or joint and several basis in any trading account in securities;

    6. Write, purchase or sell puts, calls or combinations thereof or write warrants.

                            MANAGEMENT OF THE FUND

  The Board of Managers and the officers of the Fund and their addresses, ages and principal occupations during the past five years are as follows:

JOHN J. ARENA, Manager, (60).
330 Beacon Street, Boston MA 02116.
 Retired; formerly, Vice Chairman of the Board of Directors, Bay Banks, Inc. and President of BayBank Investment Management, BayBanks, Inc., 1992-1994.

JOHN W. FLYNN, Manager, (58).
791 Main Street, Warren, RI 02885.
 Retired; formerly, Vice Chairman, Chief Financial Officer, Fleet Financial Group, 1990-1993.

ANNE M. GOGGIN*, Manager, (49).
New England Life Insurance Company ("NELICO"), 501 Boylston Street, Boston, MA 02117.
 Senior Vice President and Associate General Counsel, NELICO, since 1997; Vice President, General Counsel, Secretary and Clerk, New England Securities, since 1993. Formerly, Vice President and Counsel, New England Mutual, 1994-1996; Second Vice President and Counsel, New England Mutual.

NANCY HAWTHORNE, Manager, (47).
Pilot House, Lewis Wharf, Boston, MA 02110.
 Chief Executive Officer and Managing Partner, Hawthorne, Krass & Associates; formerly, Executive Vice President, Enterprise Transformation; and Senior Vice President and Chief Financial Officer, Continental Cablevision, Inc. Director, Fluid Technologies and Commercial Union Assurance Co.

JOSEPH M. HINCHEY, Manager, (73).
193 Wamphassuc Road, Stonington, CT 06378.
 Retired; formerly, Senior Vice President--Finance, Analog Devices, Inc. (manufacturer of electronic devices). Trustee, Union College and Citizens Scholarship Foundation of America, Inc.

ROBERT B. KITTREDGE, Manager, (77).
21 Sturdivant Road, Cumberland Foreside, ME 04110.
 Retired; Trustee, CGM Trust and CGM Capital Development Fund, formerly, Vice President, General Counsel and Director, Loomis, Sayles & Company, Incorporated.

JOHN T. LUDES, Manager, (61).
American Brands, 1700 E. Putnam Avenue, Old Greenwich, CT 06870.
 President & Chief Operating Officer American Brands since 1995. Formerly, President and CEO, Acushnet Company 1982-1995.

LAURENS MACLURE, Manager, (73).
183 Sohier Street, Cohasset, MA 02025.
 Retired; Trustee, CGM Trust and CGM Capital Development Fund; Director Blue Cross of Massachusetts (health insurance).

DALE ROGERS MARSHALL, Manager, (61).
Wheaton College, 26 East Main Street, Norton, MA 02766.
 President, Wheaton College; formerly, Academic Dean, Wellesley College.
MARIE C. SWIFT, Secretary, (43).
NELICO, 501 Boylston Street, Boston, MA 02117.
 Second Vice President and Counsel since 1998; formerly, Counsel and Assistant Secretary, NELICO, 1992-1998; and Counsel and Assistant Secretary, New England Mutual, until 1996.

FREDERICK K. ZIMMERMANN*, Manager and Chairman, (46).
NELICO, 501 Boylston Street, Boston, MA 02117.
 Executive Vice President and Chief Investment Officer, NELICO, since 1996; Chairman of the Board and President, TNE Advisers, Inc.; Chairman of the Board and President, New England Pension and Annuity Company; formerly, Director and Vice President--Investments, NELICO, until 1996; Executive Vice President (1993-1996) and Chief Investment Officer (1992-1996), New England Mutual.
-------
  *Indicates a Board member who is an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act").

  COMMITTEES OF THE BOARD. The Managers have delegated certain authority to an Executive Committee consisting of Messrs. Arena, Hinchey and Zimmerman and other authority to the Audit Committee or the Contract Review and Governance Committee. The latter two committees currently have the same members (Mses. Hawthorne and Marshall and Messrs. Arena, Flynn, Hinchey, Kittredge, Ludes, and MacLure), all of whom are Managers who are not interested persons of the Fund.

  The Executive Committee is authorized to exercise broad decision-making responsibility, on behalf of the Fund's Board of Managers, with respect to issues that require immediate response and for which it is difficult or impractical to contact all of the members of the Board within the time frame required for the decision.

  The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Hinchey currently serves as chairman of the Audit Committee.

  The Contract Review and Governance Committee reviews and makes recommendations to the Board as to contracts requiring approval of a majority of the Managers who are not interested persons of the Fund and any other contracts which may be referred to it by the Board. The Committee also recommends to the Board nominees for election as Managers of the Fund and recommends the compensation of the Managers who are not interested persons of the Fund. Mr. Arena currently serves as chairman of the Contract Review and Governance Committee.

  BOARD COMPENSATION. The Fund does not pay any remuneration to officers or Managers who are interested persons of the Fund.

  Each Manager who is not an "interested person" of the Fund also serves as trustee and member of the same committees of New England Zenith Fund and for serving in all capacities receives an aggregate retainer fee at the annual rate of $20,000 and aggregate attendance fees of $2,500 for each board meeting attended. In addition, the chairman of the Contract Review and Governance Committee receives a retainer at the annual rate of $6,000, and the chairman of the Audit Committee receives a retainer at the annual rate of $4,000. These fees are allocated among the Fund and the series of New England Zenith Fund based on a formula that takes into account, among other factors, the net assets of the Fund and each such series of New England Zenith Fund.

  During the fiscal year ended December 31, 1997, the persons who were then Managers of the Fund received the amounts set forth below for serving as a Manager of the Fund and for also serving on the Board of Trustees of New England Zenith Fund. As of December 31, 1997, there were a total of 14 series of New England Zenith Fund.

                                                             TOTAL COMPENSATION
                                                             FROM THE FUND AND
                                      AGGREGATE COMPENSATION NEW ENGLAND ZENITH
   NAME OF MANAGER                    FROM THE FUND IN 1997     FUND IN 1997
   ---------------                    ---------------------- ------------------
John J. Arena........................         $2,050              $36,750
John W. Flynn........................          2,030               36,000
Nancy Hawthorne......................          1,896               34,000
Joseph M. Hinchey....................          1,951               36,000
Richard S. Humphrey, Jr.(b)..........          1,763               32,000
Robert B. Kittredge..................          2,030               73,000(a)
John T. Ludes........................          1,763               32,000
Laurens MacLure......................          1,979               74,000(a)
Dale Rogers Marshall.................          1,763               32,000
Joseph F. Turley(b)..................          1,763               32,000

-------
(a) Also includes compensation paid by the portfolios of the CGM Funds, a group of mutual funds for which Capital Growth Management Limited Partnership, the investment adviser of the Fund, serves as investment adviser.
(b) Retired from service as a manager of Fund effective December 31, 1997.

                    INVESTMENT ADVISORY AND OTHER SERVICES

  ADVISORY AGREEMENT. Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts 02110, serves as investment adviser to the Fund under an advisory agreement dated August 30, 1996. CGM has served as the Fund's investment adviser since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis Sayles & Company, Incorporated ("Loomis Sayles"), whose Capital Growth Management Division was reorganized into CGM on that date. CGM is a limited partnership whose sole general partner is Kenbob, Inc., a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. CGM provides discretionary investment management services to mutual funds and other clients.

  CGM, subject to the supervision of the Fund's Board of Managers, manages the investment and reinvestment of Fund assets. For providing such services, the Fund pays CGM an annual fee of .3066% of the average net assets of the Fund (which excludes any accrued tax liabilities and reserves for taxes arising from the income and realized and unrealized capital gains on the assets of the
Fund). This fee is computed on a daily basis and is payable monthly. During the years ended December 31, 1995 1996 and 1997 the Fund paid CGM advisory fees of $175,101, $189,501, and $221,842.

  The advisory agreement provides that it shall continue in effect for an initial term of two years from the date of its execution and thereafter from year to year so long as its continuance is approved at least annually by (i) the Board of Managers of the Fund or by the affirmative vote of a majority of the votes which may be cast by all Contractholders ("majority vote of the Contractholders") and (ii) by the vote of a majority of the Board of Managers who are not interested persons of the Fund or of CGM, cast at a meeting called for that purpose. (Majority vote of the Contractholders means 67% or more of the votes present (in person or by proxy) and entitled to be cast if Contractholders entitled to cast more than 50% of the outstanding votes of the Fund are present (in person or by proxy), or more than 50% of all votes which are entitled to be cast by all Contractholders of the Fund, whichever is less.) Any amendment to the advisory agreement must be approved by majority vote of the Contractholders and by vote of a majority of the Managers who are not such interested persons. The agreement may be terminated without penalty by the Board of Managers or the Contractholders upon 60 days' written notice to CGM or by CGM upon 90 days' written notice to the Fund, and it terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Fund shall at any time be required by the Company to eliminate all reference to the phrase "New England" in its name, unless the continuance of the agreement after such change of name is approved by majority vote of the Contractholders and by a majority of the Managers who are not interested persons of the Fund or CGM. The agreement also provides that CGM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

  CGM has individual and institutional clients besides the Fund, including the following other investment company portfolios: CGM American Tax Free Fund, CGM Capital Development Fund, CGM Mutual Fund, CGM Fixed Income Fund, CGM Focus Fund, CGM Realty Fund, New England Growth Fund (a series of New England Funds Trust I) and the Capital Growth Series of New England Zenith Fund.

  Managers of the Fund may also serve as officers, directors, or trustees of other investment companies advised by CGM or of other corporate or fiduciary clients of CGM. Such clients may include some accounts of MetLife and its affiliates ("MetLife accounts"). The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies, or clients advised by CGM (including MetLife accounts) desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Board of Managers that the desirability of retaining CGM as adviser to the Fund outweighs the disadvantages, if any, which might result from these practices.

  Nvest Companies, L.P. ("Nvest Companies"), owns a 50% limited partnership interest in CGM. The Company owns directly and indirectly, through its wholly-owned subsidiary, MetLife New England Holdings, Inc. a majority limited partnership interest in Nvest Companies and, through MetLife New England Holdings, Inc. ("MetLife Holdings"), a 100% interest in Nvest Companies' managing general partner, Nvest Corporation. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.

  ADMINISTRATIVE AGREEMENT. Under the terms of an administrative agreement between the Fund and the Company, the Company furnishes or bears the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other personnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund, but not including expenses attributable to sales activities, which are covered by the distribution agreement among the Fund, the Company and New England Securities. As compensation, the Company retains the deduction for administrative expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes." For the years 1995, 1996 and 1997 this deduction amounted to $8,245, $6,484, and $5,779, respectively.

  Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains and assets of the Fund, (b) fees for mortality and expense risks assumed and for investment advisory services, (c) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (d) fees and expenses of the Board of Managers, including the auditing of Fund assets.

  ADMINISTRATIVE SERVICES AGREEMENT. Pursuant to an administrative services agreement between the Company and New England Life Insurance Company ("NELICO"), NELICO serves as the Designated Office for servicing the Contracts and performs certain other administrative services for the Company relating to the Fund and the Contracts. NELICO is compensated for these services based on the expenses it incurs in providing them. NELICO was a wholly-owned subsidiary of New England Mutual before it merged into the Company, and became an indirect subsidiary of the Company through MetLife Holdings as a result of the merger.

  DISTRIBUTION AGREEMENT. New England Securities serves as principal underwriter for the Fund pursuant to a distribution agreement among the Fund, the Company and New England Securities. The agreement does not obligate New England Securities to sell a specific number of contracts. The Company retains the deduction for sales expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes". For the years 1995, 1996 and 1997, these deductions amounted to $21,952, $17,197 and $15,471, respectively.

  New England Securities also serves as principal underwriter to New England Retirement Investment Account, The New England Variable Account, New England Variable Life Separate Account, New England Variable Annuity Separate Account and New England Zenith Fund.

  SAFEKEEPING OF SECURITIES. The Fund maintains custody of its securities pursuant to a safekeeping and services agreement with State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110. Eligible securities of the Fund are held on deposit with The Depository Trust Company. The safekeeping agreement differs from the typical forms of mutual fund custodian agreements in that the responsibilities of the bank are less broad. For example, the Company, under its administrative agreement with the Fund, retains substantially more flexibility in dealing with cash balances and has much greater responsibility for pricing in the context of contract sales and redemptions. The Company bears State Street Bank's costs under the safekeeping and services agreement in accordance with the terms of the administrative agreement with the Fund.

  INDEPENDENT ACCOUNTANTS. The Fund's independent accountants are Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110. Deloitte & Touche LLP conducts an annual audit of the Fund's financial statements, conducts an examination of securities owned by the Fund and held pursuant to the safekeeping agreement, and consults with the Company's financial personnel on current accounting and financial matters relating to the Fund. Coopers & Lybrand L.L.P. served as the Fund's independent auditors prior to 1997.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  In buying and selling portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities are carried out through brokers or dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

  CGM selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling the order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commissions will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the brokers in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. These services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

  In 1997, brokerage transactions for the Fund aggregating $250,336,663 were allocated to brokers providing research services and $224,401 in commissions were paid on these transactions. During 1995, 1996 and 1997 the Fund paid total brokerage fees of $317,889, $275,771 and $249,359, respectively.

                           DISTRIBUTION OF CONTRACTS

  New England Securities Corporation, an indirect subsidiary of the Company, is the principal underwriter of the contracts. The contracts are no longer offered for sale, but contractholders may make on-going purchase payments under the Fund's flexible purchase payment contracts. NELICO's life insurance agents and insurance brokers who are registered representatives of New England Securities service the contracts. The Company pays commissions, none of which are retained by New England Securities, to the registered representatives who have sold the contracts. In 1995, 1996, and 1997 New England Mutual or (after August 30, 1996) the Company paid commissions to those registered representatives with respect to ongoing purchase payments under the contracts in the amounts of $39,551, $14,426 and $16,159, respectively.

                        CALCULATION OF PERFORMANCE DATA

  As set forth in the prospectus under "Fund Performance," the Fund's Annual and Semi-Annual Reports show the percentage change in unit value of the Fund without reflecting the impact of any sales and administrative charges. (The Annual and Semi-Annual Reports also illustrate the Fund's Average Annual Total Return, which does reflect the deduction of sales and administration charges.) The percent change in unit value represents what the increase in contract value would be for a Contractholder who did not make any Purchase Payments or surrenders during the year. The percentage change in unit value is shown for every calendar year since inception of the Fund to the date of the report and for 20, 15, 10, 5 and 1 year periods ending with the date of the report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

  The following percentage change in unit value figures appear in the Fund's Annual Report for the year ended December 31, 1997.

PERCENT CHANGE IN UNIT VALUE
----------------------------
26 years, 9 months ended December 31, 1997............................. 2,021.1%
20 years ended December 31, 1997....................................... 2,177.4%
15 years ended December 31, 1997.......................................   654.4%
10 years ended December 31, 1997.......................................   249.8%
5 years ended December 31, 1997........................................   112.0%
1 year ended December 31, 1997.........................................    22.3%

                      ANNUAL PERCENT CHANGE IN UNIT VALUE
                             SINCE FUND INCEPTION

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      March 25, 1971........................................  $ 1.157298    --
      December 31, 1971.....................................    1.180085   +2.0
      December 31, 1972.....................................    1.324345  +12.2
      December 31, 1973.....................................    1.144645  -13.6
      December 31, 1974.....................................    0.786512  -31.3
      December 31, 1975.....................................    0.981727  +24.8
      December 31, 1976.....................................    1.147484  +16.9
      December 31, 1977.....................................    1.077867   -6.1
      December 31, 1978.....................................    1.180390   +9.5
      December 31, 1979.....................................    1.356685  +14.9
      December 31, 1980.....................................    1.907809  +40.6
      December 31, 1981.....................................    2.046992   +7.3
      December 31, 1982.....................................    3.254033  +59.0
      December 31, 1983.....................................    3.943886  +21.2
      December 31, 1984.....................................    3.572709   -9.4
      December 31, 1985.....................................    4.823900  +35.0
      December 31, 1986.....................................    6.156190  +27.6
      December 31, 1987.....................................    7.017161  +14.0
      December 31, 1988.....................................    6.745649   -3.9
      December 31, 1989.....................................    7.984578  +18.4
      December 31, 1990.....................................    8.383448   +5.0
      December 31, 1991.....................................   11.835525  +41.2
      December 31, 1992.....................................   11.576959   -2.2
      December 31, 1993.....................................   12.850577  +11.0
      December 31, 1994.....................................   11.899473   -7.4
      December 31, 1995.....................................   16.523266  +38.9
      December 31, 1996.....................................   20.079854  +21.5
      December 31, 1997.....................................   24.547721  +22.3

                               ANNUITY PAYMENTS

  When a variable payment option is selected, the contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the payee (and, where sex-neutral annuity rates are not applicable, on the sex of the payee when the payment option selected involves a life contingency). The impact of the choice of option and the sex and age of the payee on the level of annuity payments is described in the prospectus under "Variable Payment Options."

  The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the value of the applicable annuity unit as of the date of payment. The values of annuity units will change from day to day, depending upon the investment performance of the Fund.

  The selection of an assumed interest rate will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net

Investment Factors (discussed below) applicable to the contract will be equivalent on an annual basis to a net investment return at the assumed interest rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the assumed interest rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the assumed interest rate, then the next payment will be smaller than the preceding payment. The definition of the assumed interest rate, and the effect of the level of the assumed interest rate on the amount of monthly payments, is explained in the prospectus under "Variable Payment Options."

  The number of annuity units credited under a variable payment option is determined as follows:

    (1) The proceeds under a deferred contract, or the Net Purchase Payment under an immediate contract, are applied at the Company's annuity purchase rates for the selected assumed interest rate to determine the basic payment level.

    (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value next determined following the application of proceeds (in the case of a deferred contract) or Net Purchase Payment (in the case of an immediate contract).

  The dollar amount of the initial payment will be at the basic payment level (if, in the case of an immediate contract, the payment is due not later than 14 days after the Net Purchase Payment is applied). The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

  The value of an annuity unit depends on the assumed interest rate and on the Net Investment Factor applicable at the time of valuation. The Net Investment Factor, and thus changes in the value of an annuity unit under a variable payment option, reflect daily deductions for investment advisory services and mortality and expense risks. (See "Net Investment Factor" below). The initial annuity unit values were set at $1.00 effective on the date on which assets were first placed in the Fund.

  The annuity unit value for any day is equal to the corresponding annuity unit value previously determined multiplied by the applicable Net Investment Factor for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor for each day since the annuity unit value was last determined. The assumed interest factor represents the daily equivalent of the contract's annual assumed interest rate. In the calculation of annuity unit values, the assumed interest factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the contract's assumed interest rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will decrease. At an assumed interest rate of 3.5% the assumed interest factor is .9999058. Assumed interest factors for other assumed interest rates are computed on a consistent basis.

                             NET INVESTMENT FACTOR

  The Net Investment Factor for the Fund is determined on each day on which the New York Stock Exchange is open for trading (a "Trading Day") as follows:

  On each Trading Day a Gross Investment Rate is determined from the investment performance of the Fund since the close of regular trading on the New York Stock Exchange on the preceding Trading Day. This rate may be positive or negative and is equal to:

    i. The investment income since the close of regular trading on the New York Stock Exchange on the preceding Trading Day, plus capital gains minus capital losses for the same period, whether realized or unrealized, less deductions for: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains on assets of the Fund, (b) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (c) fees and expenses of the Board of Managers, divided by

    ii. The value of the total assets of the Fund as of the close of regular trading on the New York Stock Exchange on the preceding Trading Day less any assets set aside as a provision for taxes and accrued expenses described in i. above.

  The Net Investment Factor is equal to the sum of this Gross Investment Rate and 1.0000000, less the following deductions from net assets for each day since the close of regular trading on the New York Stock Exchange on the preceding Trading Day:

    i. For deferred contracts: .00344% (1.2556% on an annual basis consisting of .3066% for investment advisory services and .8395% for mortality risk assumptions plus .1095% for expense risk assumptions made by the Company).

    ii. For immediate contracts: .00274% (1.0001% on an annual basis consisting of .3066% for investment advisory services and .5840% for mortality risk assumptions plus .1095% for expense risk assumptions made by the Company).

  The Net Investment Factor may be less than 1.0000000.

                                    EXPERTS

  The financial statements of New England Variable Annuity Fund I included in this Statement of Additional Information and the information in the Prospectus concerning selected per unit data and ratios have been included herein in reliance on the report of Deloitte & Touche, LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. The financial statements of Metropolitan Life Insurance Company ("MetLife") as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, (whose reports express unqualified opinions and, with respect to MetLife, includes an explanatory paragraph referring to the changes in the basis of accounting), and are included in reliance upon such reports of such firm given upon their authority as experts in auditing and accounting.

  The statement of changes in net assets of New England Variable Annuity Fund I, for the year ended December 31, 1996, and selected per unit data and ratios for each of the four years in the period ended December 31, 1996, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Managers and the Contract Owners of New England Variable Annuity Fund I

  We have audited the accompanying statement of assets and liabilities of New England Variable Annuity Fund I (the "Fund"), including the schedule of portfolio investments, as of December 31, 1997, and the related statements of operations, changes in net assets, and selected per unit data and ratios for the years then ended. These financial statements and selected per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audit. The statement of changes in net assets for the year ended December 31, 1996 and selected per unit data and ratios for each of the four years ended December 31, 1996 were audited by other auditors whose report dated January 31, 1997 expressed an unqualified opinion on those statements.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. Where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of New England Variable Annuity Fund I as of December 31, 1997, the results of its operations, the changes in its net assets, and selected per unit data and ratios for the year then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
February 13, 1998

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Managers and the Contract Owners of New England Variable Annuity Fund I:

  We have audited the statement of changes in net assets of New England Variable Annuity Fund I, for the year ended December 31, 1996, and selected per unit data and ratios for each of the four years in the period ended December 31, 1996. This financial statement and selected per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and selected per unit data and ratios based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of changes in net assets and selected per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of changes in net assets and selected per unit data and ratios. We believe that our audits of the statement of changes in net assets and selected per unit data and ratios provide a reasonable basis for our opinion.

  In our opinion, the financial statement and selected per unit data and ratios referred to above present fairly, in all material respects, the changes in net assets of New England Variable Annuity Fund I for the year ended December 31, 1996, and selected per unit data and ratios for each of the four years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 31, 1997

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                                  STATEMENT OF
                             ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

ASSETS
 Investments at value (average cost $64,662,766) (Note 2)......... $72,812,158
 Receivable for investments sold..................................   1,071,155
 Dividends and interest receivable................................      51,677
 Other Assets.....................................................       2,106
                                                                   -----------
    Total assets..................................................  73,937,096
                                                                   -----------
LIABILITIES
 Payable for investments purchased................................   1,926,824
 Payable for investment advisory fees (Note 4)....................      19,777
 Payable for mortality and expense risks (Note 5).................      53,443
 Payable for other direct expenses................................      43,706
 Payable to bank..................................................      66,153
                                                                   -----------
    Total liabilities.............................................   2,109,903
                                                                   -----------
NET ASSETS........................................................ $71,827,193
                                                                   ===========
Net assets attributable to variable annuity contractholders
 2,694,327 accumulation units at $24.55 per unit.................. $66,139,576
Annuity reserves (Note 2).........................................   5,687,617
                                                                   -----------
                                                                   $71,827,193
                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

                                  STATEMENT OF
                                   OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME (Note 2)
 INCOME
  Dividends net of foreign taxes of $4,492......................... $   847,536
  Interest.........................................................      49,933
  Other income.....................................................          26
                                                                    -----------
    Total income...................................................     897,495
                                                                    -----------
 EXPENSES
  Mortality and expense risks
   (Notes 2 and 5).................................................     680,361
  Investment advisory fee
   (Note 4)........................................................     221,842
  Other direct expenses
   (Note 4)........................................................      61,475
                                                                    -----------
    Total expenses.................................................     963,678
                                                                    -----------
 NET INVESTMENT LOSS...............................................     (66,183)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 3)
  Net realized gain from investments sold..........................  20,352,502
  Net change in unrealized appreciation of investments.............  (6,048,337)
                                                                    -----------
    Net gain on investments........................................  14,304,165
                                                                    -----------
Increase in net assets resulting from operations................... $14,237,982
                                                                    ===========

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                      ------------------------
                                                         1997         1996
                                                      -----------  -----------
INCREASE IN NET ASSETS FROM OPERATIONS
 Net investment income (loss)........................ $   (66,183) $   136,600
 Realized net gain from investments sold.............  20,352,502    6,318,302
 Change in unrealized appreciation of investments....  (6,048,337)   5,603,280
                                                      -----------  -----------
 Increase in net assets resulting from operations....  14,237,982   12,058,182
                                                      -----------  -----------
CHANGES FROM PRINCIPAL TRANSACTIONS
 Purchase payments, less sales and administrative
  expenses and applicable premium taxes (Note 4).....     244,397      259,763
 Contract terminations...............................  (7,408,980)  (6,873,884)
 Annuity payments....................................    (742,854)    (586,217)
 Adjustments to annuity reserves (Note 2)............     213,936     (158,377)
                                                      -----------  -----------
 Decrease in net assets resulting from principal
  transactions.......................................  (7,693,501)  (7,358,715)
                                                      -----------  -----------
 Total increase in net assets........................   6,544,481    4,699,467
NET ASSETS
 Beginning of year...................................  65,282,712   60,583,245
                                                      -----------  -----------
 End of year......................................... $71,827,193  $65,282,712
                                                      ===========  ===========


   The accompanying notes are an integral part of these financial statements.

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                          SUPPLEMENTARY INFORMATION--
                       SELECTED PER UNIT DATA AND RATIOS

  Selected data for an accumulation unit outstanding throughout each year and ratios are as follows:

                                         YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------
                              1997       1996      1995      1994       1993
                            ---------  --------- --------- ---------  ---------
Net Asset Value, beginning
 of year..................     $20.08     $16.52    $11.90    $12.85     $11.58
                            ---------  --------- --------- ---------  ---------
Per unit data
 Investment income........        .29        .28       .24       .29        .16
 Expenses.................        .32        .24       .19       .16        .15
                            ---------  --------- --------- ---------  ---------
 Net investment income
  (loss)..................       (.03)       .04       .05       .13        .01
 Net realized and
  unrealized gain
  (loss) on investments...       4.50       3.52      4.57     (1.08)      1.26
                            ---------  --------- --------- ---------  ---------
 Net increase (decrease)
  in net asset
  value...................       4.47       3.56      4.62      (.95)      1.27
                            ---------  --------- --------- ---------  ---------
 Net Asset Value, end of
  year....................     $24.55     $20.08    $16.52    $11.90     $12.85
                            =========  ========= ========= =========  =========
Total Return (%)..........       22.3       21.5      38.9      (7.4)      11.0
Ratios
 Ratio of operating
  expenses to average net
  assets (%)..............       1.35       1.34      1.35      1.26       1.26
 Ratio of net investment
  income to average net
  assets (%)..............       (.09)       .22       .34      1.06        .11
Portfolio turnover (%)....     209.18     196.25    228.26    139.43     154.15
Number of accumulation
 units outstanding at end
 of year..................  2,694,327  3,012,611 3,399,132 4,038,331  4,410,741

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                         NOTES TO FINANCIAL STATEMENTS

1.Nature of Operations

  New England Variable Annuity Fund I (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is sold for use with various retirement plans that are qualified under the Internal Revenue Code, for individual use, and for use with plans and trusts that are not qualified under the Internal Revenue Code. The operations of the Fund are part of Metropolitan Life Insurance Company (the "Insurance Company"). Prior to August 30, 1996, the Fund was a part of New England Mutual Life Insurance Company ("New England Mutual"). Effective August 30, 1996, New England Mutual merged into the Insurance Company. New England Life Insurance Company, a subsidiary of the Insurance Company, is the designated office for contract-holder services. No new contracts are being offered at this time, but holders of existing flexible payment deferred contracts may continue to make purchase payments.

2.Significant Accounting Policies

  The following is a summary of significant accounting policies consistently followed by the Fund.

A. Security valuation. Investments in common stocks traded on a national securities exchange or on the NASDAQ national market system are valued at their last reported sales prices on the principal exchange, or if there was no reported sale during the day and for over-the-counter securities not so listed, at the last reported bid prices. Corporate short-term notes are stated at cost, which approximates fair value.

B. Security transactions and related investment income. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income and net realized and unrealized gain (loss) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the net assets of the Fund as of the beginning of the valuation period.

C. Federal income taxes. The Fund is not taxed separately because the operations of the Fund are part of the total operations of the Insurance Company. The Insurance Company is taxed as a life insurance company under the Internal Revenue Code. The Fund will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Fund.

D. Annuity reserves. Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 0-5%, as regulated by the laws of the respective states. Charges to annuity reserves for mortality risk and expense risk experience are reimbursed to the Insurance Company if the reserves required are less than originally estimated. If additional reserves are required, the Insurance Company reimburses the variable annuity account.

E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.Purchases and Sales of Investment Securities

  The aggregate cost of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 1997 were $147,977,214 and $152,917,589, respectively. Gains and losses from sales of investments are computed on the basis of average cost.

                      NEW ENGLAND VARIABLE ANNUITY FUND I

4.Advisory and Service Fees With Affiliates

  During the year ended December 31, 1997, the Fund incurred investment management fees of $221,842, payable to the Fund's investment adviser, Capital Growth Management Limited Partnership, an affiliate of the Insurance Company. The advisory agreement provides for a fee at the annual rate of 0.3066% of the average net assets of the Fund. Deductions from purchase payments for sales and administrative expenses, which for the year ended December 31, 1997, amounted to $15,471 and $5,779, respectively, were retained by the Insurance Company.

  Effective January 1, 1995, the audit and managers fees have been borne by the Fund. A charge is deducted daily against the Fund based on estimated audit and manager fees. This daily charge is reviewed on a semi-annual basis and adjusted as necessary. Any excess or deficiency in the daily charge relative to incurred expenses is applied to future periods in the semi-annual review. For the year ended December 31, 1997 the charges to the Fund amounted to $61,475 and actual fees of $59,596 were incurred.

5.Mortality and Expense Risks and Deductions

  Although variable annuity payments differ according to the investment performance of the Fund, they are not affected by mortality or expense experience because the Insurance Company assumes the expense risk and the mortality risk under the contracts. The Insurance Company charges the Fund assets for assuming those risks. During 1997, the mortality and expense risk charges totaled $680,361.

  The expense risk assumed by the Insurance Company is the risk that the deductions for sales and administrative expenses and for investment advisory services provided for in the variable annuity contract may prove insufficient to cover the cost of those items.

  The mortality risk assumed by the Insurance Company has two elements: a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk.

  The life annuity mortality risk results from a provision in the contract in which the Insurance Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

  Under deferred annuity contracts, the Insurance Company also assumes a minimum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of (1) the aggregate purchase payments made, without interest, reduced by any partial surrender, and (2) the value of the contract as of the death valuation date.

  If those deductions are insufficient to cover the cost of the expense and mortality risks assumed by the Insurance Company, the Insurance Company absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is transferred to the Insurance Company.

6.Related Parties

  Two members of the Board of Managers of the Fund are officers of New England Life Insurance Company. Both members are affiliated with the principal underwriter, one as an officer and one as a director.

                      NEW ENGLAND VARIABLE ANNUITY FUND I

7.Increase (Decrease) in Accumulation Units

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                           --------------------
                                                             1997       1996
                                                           ---------  ---------
 Units purchased..........................................    10,269     14,895
 Units redeemed...........................................  (328,553)  (401,416)
                                                           ---------  ---------
  Net decrease............................................  (318,284)  (386,521)
Units at beginning of year................................ 3,012,611  3,399,132
                                                           ---------  ---------
Units at end of year...................................... 2,694,327  3,012,611
                                                           =========  =========

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                   PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

        COMMON STOCKS--99.5% OF TOTAL NET ASSETS

                                                                        VALUE
 SHARES                                                               (NOTE 2)
 ------                                                              -----------
        AIRLINES--14.2%
 33,500 AMR Corp.*................................................   $ 4,304,750
 31,000 Delta Air Lines, Inc. ....................................     3,689,000
 23,600 UAL Corp.*................................................     2,183,000
                                                                     -----------
                                                                      10,176,750
                                                                     -----------
        AUTO & RELATED--4.8%
 31,000 Volkswagen AG.............................................     3,444,720
                                                                     -----------
        BANKS--MONEY CENTER--9.8%
 32,000 Chase Manhattan Corp. ....................................     3,504,000
 28,000 Citicorp..................................................     3,540,250
                                                                     -----------
                                                                       7,044,250
                                                                     -----------
        BANKS--REGIONAL--9.7%
 60,000 Bank New York, Inc. ......................................     3,468,750
 48,000 BankAmerica Corp. ........................................     3,504,000
                                                                     -----------
                                                                       6,972,750
                                                                     -----------
        BEVERAGES & TOBACCO--5.9%
 94,200 Philip Morris Companies, Inc. ............................     4,268,438
                                                                     -----------
        COMPUTER SOFTWARE & SERVICES--15.4%
 62,000 Compaq Computer Corp. ....................................     3,499,125
 45,000 Computer Sciences Corp.*..................................     3,757,500
 45,700 Dell Computer Corp.*......................................     3,838,800
                                                                     -----------
                                                                      11,095,425
                                                                     -----------
        DRUGS--16.1%
 57,400 Eli Lilly & Company.......................................     3,996,475
 51,100 Pfizer, Inc. .............................................     3,810,144
 30,200 Warner Lambert Co. .......................................     3,744,800
                                                                     -----------
                                                                      11,551,419
                                                                     -----------
        ELECTRONIC COMPONENTS--4.2%
 50,000 Philips Electronics.......................................     3,025,000
                                                                     -----------
        FOOD--RETAILERS/WHOLESALERS--6.3%
 72,500 Hershey Foods Corp. ......................................     4,490,469
                                                                     -----------
        INSURANCE--8.7%
 35,750 American International Group, Inc. .......................     3,887,812
 30,000 Jefferson Pilot Corp. ....................................     2,336,250
                                                                     -----------
                                                                       6,224,062
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

                      NEW ENGLAND VARIABLE ANNUITY FUND I

            COMMON STOCKS -- CONTINUED

                                                                      VALUE
     SHARES                                                         (NOTE 2)
     ------                                                        -----------
            MACHINERY--4.4%
     54,000 Deere & Co. ........................................   $ 3,148,875
                                                                   -----------
            TOTAL COMMON STOCKS
            (average cost $63,292,766)..........................    71,442,158
                                                                   -----------
            CORPORATE SHORT-TERM NOTES--1.9% OF TOTAL NET ASSETS
    FACE
   AMOUNT
   ------
 $1,370,000 Chevron USA Inc., 6.75% due 1/2/98..................     1,370,000
                                                                   -----------
            TOTAL CORPORATE SHORT-TERM NOTES
            (average cost $1,370,000)...........................     1,370,000
                                                                   -----------
            TOTAL INVESTMENTS--101.4%
            (average cost $64,662,766)..........................    72,812,158
                                                                   -----------
            Other liabilities in excess of other assets--(1.4%)
             ...................................................      (984,965)
                                                                   -----------
            TOTAL NET ASSETS--100%                                 $71,827,193
                                                                   ===========
            *Non-income producing security.



   The accompanying notes are an integral part of these financial statements.

INVESTMENT ADVISER
Capital Growth Management Limited Partnership
Boston, Massachusetts

DISTRIBUTOR
New England Securities Corporation
Boston, Massachusetts

LEGAL COUNSEL
Ropes & Gray
Boston, Massachusetts

Designated Office:

501 Boylston Street
Boston, Massachusetts 02116-3700
e-mail: AskUs@nefn.com
internet: http://www.nefn.com
---------------------------------------------------------------------------
EQUAL OPPORTUNITY EMPLOYER

1998 Metropolitan Life Insurance Company, New York, NY

New England Financial is the service mark for New England Life Insurance Company, Boston, MA, and related companies.

VA-143-98

[LOGO OF NEW ENGLAND FINANCIAL (TM) ANNUITIES APPEARS HERE]

---------------------------------------------------------------------------

NEW ENGLAND
VARIABLE ANNUITY
FUND I

Prospectus
May 1, 1998

                       INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company (the "company") as of December 31, 1997 and 1996 and the related consolidated statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the company at December 31, 1997 and 1996 and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

  As discussed in Note 1 to the consolidated financial statements, the company has changed the method of accounting for investment income on certain structured securities.

Deloitte & Touche LLP

New York, New York

February 12, 1998, except for Note 17,

as to which the date is March 12, 1998

                    METROPOLITAN LIFE INSURANCE COMPANY

                        CONSOLIDATED BALANCE SHEETS

                        DECEMBER 31, 1997 AND 1996

                               (IN MILLIONS)

                                                        NOTES   1997      1996
                                                        ----- --------  --------
ASSETS
Investments:
  Fixed Maturities:.................................... 2,15
    Available for Sale, at Estimated Fair Value........       $ 92,630  $ 75,039
    Held to Maturity, at Amortized Cost................            --     11,322
  Equity Securities.................................... 2,15     4,250     2,816
  Mortgage Loans on Real Estate........................ 2,15    20,247    18,964
  Policy Loans.........................................   15     5,846     5,842
  Real Estate..........................................    2     6,111     7,498
  Real Estate Joint Ventures...........................    4       680       851
  Other Limited Partnership Interests..................    4       855     1,004
  Leases and Leveraged Leases..........................    2     2,123     1,763
  Short-Term Investments...............................   15       705       741
  Other Invested Assets................................          2,338     2,692
                                                              --------  --------
    Total Investments..................................        135,785   128,532
Cash and Cash Equivalents..............................   15     2,871     2,325
Deferred Policy Acquisition Costs......................          6,436     7,227
Accrued Investment Income..............................          1,860     1,611
Premiums and Other Receivables.........................    5     3,280     2,916
Deferred Income Taxes Recoverable......................    6       --         37
Other Assets...........................................          3,055     2,340
Separate Account Assets................................         48,620    43,763
                                                              --------  --------
Total Assets...........................................       $201,907  $188,751
                                                              ========  ========
LIABILITIES AND EQUITY
Liabilities
Future Policy Benefits.................................    5  $ 72,125  $ 69,115
Policyholder Account Balances..........................   15    48,533    47,674
Other Policyholder Funds...............................          4,681     4,758
Policyholder Dividends Payable.........................          1,373     1,348
Short- and Long-Term Debt.............................. 9,15     7,203     5,257
Income Taxes Payable:..................................    6
  Current..............................................            480       599
  Deferred.............................................            472       --
Other Liabilities......................................          4,695     4,618
Separate Account Liabilities...........................         48,338    43,399
                                                              --------  --------
Total Liabilities......................................        187,900   176,768
                                                              --------  --------
Commitments and Contingencies (Notes 2 and 10)
Equity
Retained Earnings......................................         12,140    10,937
Net Unrealized Investment Gains........................    3     1,898     1,028
Foreign Currency Translation Adjustments...............            (31)       18
                                                              --------  --------
Total Equity...........................................   16    14,007    11,983
                                                              --------  --------
Total Liabilities and Equity...........................       $201,907  $188,751
                                                              ========  ========

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                    CONSOLIDATED STATEMENTS OF EARNINGS

         FOR THE YEARS ENDED DECEMBER 31, 1997, AND 1996 AND 1995

                               (IN MILLIONS)

                                                NOTES  1997     1996     1995
                                                ----- -------  -------  -------
REVENUES
Premiums......................................     5  $11,299  $11,462  $11,178
Universal Life and Investment-Type Product
 Policy Fee Income............................          1,458    1,243    1,177
Net Investment Income.........................     3    9,475    8,993    8,837
Investment Gains (Losses), Net................     3      798      231     (157)
Commissions, Fees and Other Income............          1,344    1,256      834
                                                      -------  -------  -------
    Total Revenues............................         24,374   23,185   21,869
                                                      -------  -------  -------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.........................     5   12,328   12,399   11,915
Interest Credited to Policyholder Account Bal-
 ances........................................          2,874    2,868    3,143
Policyholder Dividends........................          1,720    1,728    1,786
Other Operating Costs and Expenses............    11    5,759    4,784    4,281
                                                      -------  -------  -------
    Total Benefits and Other Deductions.......         22,681   21,779   21,125
                                                      -------  -------  -------
Earnings from Continuing Operations Before In-
 come Taxes...................................          1,693    1,406      744
Income Taxes..................................     6      476      482      407
                                                      -------  -------  -------
Earnings from Continuing Operations...........          1,217      924      337
                                                      -------  -------  -------
Discontinued Operations:                          13
  Loss from Discontinued Operations (Net of
   Income Tax (Benefit) Expense of $(8) in
   1997, $(18) in 1996 and $32 in 1995).......            (14)     (52)     (54)
  (Loss) Gain on Disposal of Discontinued Op-
   erations (Net of Income Tax (Benefit) Ex-
   pense of $(11) in 1996 and $106 in 1995)...            --       (19)     416
                                                      -------  -------  -------
(Loss) Earnings from Discontinued Operations..            (14)     (71)     362
                                                      -------  -------  -------
Net Earnings..................................    16  $ 1,203  $   853  $   699
                                                      =======  =======  =======

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF EQUITY

           FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                               (IN MILLIONS)

                                                NOTES  1997     1996     1995
                                                ----- -------  -------  -------
Retained Earnings, Beginning of Year..........        $10,937  $10,084  $ 9,385
Net Earnings..................................          1,203      853      699
                                                      -------  -------  -------
Retained Earnings, End of Year................         12,140   10,937   10,084
                                                      -------  -------  -------
Net Unrealized Investment Gains (Losses), Be-
 ginning of Year..............................          1,028    1,646     (955)
Change in Unrealized Investment Gains (Loss-
 es)..........................................     3      870     (618)   2,601
                                                      -------  -------  -------
Net Unrealized Investment Gains, End of Year..          1,898    1,028    1,646
                                                      -------  -------  -------
Foreign Currency Translation Adjustments, Be-
 ginning of Year..............................             18       24       (2)
Change in Foreign Currency Translation Adjust-
 ments........................................            (49)      (6)      26
                                                      -------  -------  -------
Foreign Currency Translation Adjustments, End
 of Year......................................            (31)      18       24
                                                      -------  -------  -------
Total Equity, End of Year.....................    16  $14,007  $11,983  $11,754
                                                      =======  =======  =======

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                   CONSOLIDATED STATEMENTS OF CASH FLOWS

           FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                               (IN MILLIONS)

                                                      1997      1996      1995
                                                    --------  --------  --------
Net Earnings                                        $  1,203  $    853  $    699
 Adjustments to Reconcile Net Earnings to Net Cash
  Provided by Operating Activities:
  Change in Deferred Policy Acquisition Costs, Net.     (159)     (391)     (376)
  Change in Accrued Investment Income..............     (215)      350      (191)
  Change in Premiums and Other Receivables.........     (819)     (106)      (29)
  Change in Undistributed Income of Real Estate
   Joint Ventures and Other
   Limited Partnership Interests...................      163       (45)     (221)
  Gains from Sales of Investments and Businesses,
   Net.............................................   (1,029)     (428)     (595)
  Depreciation and Amortization Expenses...........      516       (18)       30
  Interest Credited to Policyholder Account Bal-
   ances...........................................    2,874     2,868     3,143
  Universal Life and Investment-Type Product Policy
   Fee Income......................................   (1,458)   (1,243)   (1,177)
  Change in Future Policy Benefits.................    1,641     2,149     2,332
  Change in Other Policyholder Funds...............       88       181       (66)
  Change in Income Taxes Payable...................      (99)     (134)      327
  Other, Net.......................................      512      (348)      947
                                                    --------  --------  --------
Net Cash Provided by Operating Activities..........    3,218     3,688     4,823
                                                    --------  --------  --------
Cash Flows from Investing Activities
 Sales, Maturities and Repayments of:
   Fixed Maturities................................   75,346    76,117    64,372
   Equity Securities...............................    1,821     2,069       694
   Mortgage Loans on Real Estate...................    2,381     2,380     3,182
   Real Estate.....................................    1,875     1,948     1,193
   Real Estate Joint Ventures......................      205       410       387
   Other Limited Partnership Interests.............      166       178        42
   Leases and Leveraged Leases.....................      192       102       123
 Purchases of:
   Fixed Maturities................................  (76,603)  (76,225)  (66,693)
   Equity Securities...............................   (2,121)   (2,742)     (781)
   Mortgage Loans on Real Estate...................   (4,119)   (4,225)   (2,491)
   Real Estate.....................................     (387)     (859)     (904)
   Real Estate Joint Ventures......................      (72)     (130)     (285)
   Other Limited Partnership Interests.............     (338)     (307)      (87)
   Assets to be Leased.............................     (738)     (585)     (383)
 Net Change in Short-Term Investments..............       37     1,028      (634)
 Net Change in Policy Loans........................       17      (128)     (112)
 Other, Net........................................      442        45      (308)
                                                    --------  --------  --------
Net Cash Used by Investing Activities..............   (1,896)     (924)   (2,685)
                                                    --------  --------  --------
Cash Flows from Financing Activities
 Policyholder Account Balances:
    Deposits.......................................   16,061    17,167    16,017
    Withdrawals....................................  (18,831)  (19,321)  (19,142)
 Additions to Long-Term Debt.......................      828       --        692
 Repayments of Long-Term Debt......................      (99)     (284)     (389)
 Net Increase (Decrease) in Short-Term Debt........    1,265        69       (78)
                                                    --------  --------  --------
Net Cash Used by Financing Activities..............     (776)   (2,369)   (2,900)
                                                    --------  --------  --------
Change in Cash and Cash Equivalents................      546       395      (762)
Cash and Cash Equivalents, Beginning of Year.......    2,325     1,930     2,692
                                                    --------  --------  --------
Cash and Cash Equivalents, End of Year............. $  2,871  $  2,325  $  1,930
                                                    ========  ========  ========
Supplemental Cash Flow Information
  Interest Paid.................................... $    422  $    310  $    280
                                                    ========  ========  ========
  Income Taxes Paid................................ $    589  $    497  $    283
                                                    ========  ========  ========

       See accompanying notes to consolidated financial statements.

                   METROPOLITAN LIFE INSURANCE COMPANY

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

    UNLESS OTHERWISE INDICATED, ALL AMOUNTS ARE IN MILLIONS OF DOLLARS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (collectively, the "company") provide life insurance and annuity products and pension, pension-related and investment-related products and services to individuals, corporations and other institutions. The company also provides nonmedical health, disability and property and casualty insurance and offers investment management, investment advisory and commercial finance services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

  The consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint venture interests in which MetLife has control. Other equity investments in affiliated companies, partnerships and joint ventures are generally reported on the equity basis. Minority interest relating to certain consolidated entities amounted to $277 and $149 at December 31, 1997 and 1996, respectively, and is included in other liabilities. Significant intercompany transactions and balances have been eliminated in consolidation.

  Prior years' amounts have been reclassified to conform to the 1997 presentation.

  On December 31, 1995, the company reclassified (under one-time accounting implementation guidance) to available for sale certain held to maturity securities. On July 1, 1997, the company reclassified to available for sale all securities classified as held to maturity on that date as management concluded that all securities are now available for sale. As a result, consolidated equity at July 1, 1997 and December 31, 1995 increased by $198 and $135, respectively, excluding the effects of deferred income taxes, amounts attributable to participating pension contracts, and adjustments of deferred policy acquisition costs and future policy benefit loss recognition.

  During 1997 management changed to the retrospective interest method of accounting for investment income on structured note securities in accordance with authoritative guidance issued in late 1996. As a result, net investment income increased by $175. The cumulative effect of this accounting change on prior years' income is not material.

 VALUATION OF INVESTMENTS

  SECURITIES--As mentioned above, during 1997 management reclassified all of the company's fixed maturity securities to available for sale. Accordingly, as of December 31, 1997, all of the company's investment securities are carried at estimated fair value. Prior to this reclassification, certain fixed maturity securities (principally bonds and redeemable preferred stock) were carried at amortized cost. Unrealized investment gains and losses on investment securities are recorded directly as a separate component of equity net of related deferred income taxes, amounts attributable to participating pension contracts and adjustments of deferred policy acquisition costs and future policy benefit loss recognition. Costs of securities are adjusted for impairments in value considered other than temporary. Such adjustments are recorded as realized investment losses.

  All security transactions are recorded on a trade date basis.

  MORTGAGE LOANS in good standing are carried at amortized cost. A provision is made for a realized investment loss (and a corresponding allowance is established) when it becomes probable that the company will be unable to collect all amounts due under the terms of the loan agreement. The provision generally is equal to the excess of the carrying value of the mortgage loan over its estimated fair value. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. Mortgage loans considered to be uncollectible are charged against the allowance and subsequent recoveries are credited to the allowance. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income earned on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

  POLICY LOANS are stated at unpaid principal balances.

  INVESTMENT REAL ESTATE is generally stated at depreciated cost. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. If events or changes in circumstances indicate that the carrying amount of the investment exceeds its expected future cash flows, a realized investment loss is recorded for the impairment. Real estate investments that management intends to sell in the near term are reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. Changes in the allowance relating to real estate to be disposed of and impairments of real estate are reported as realized investment gains or losses.

  Depreciation of real estate is computed evenly over the estimated useful lives of the properties (20 to 40 years).

  LEASES AND LEVERAGED LEASES--The company is the lessor of equipment in both direct financing and operating lease transactions. At lease commencement, the company records the aggregate future minimum lease payments due and the estimated residual value of the leased equipment less the unearned lease income for direct financing leases. The unearned lease income represents the excess of aggregate future minimum lease receipts plus the estimated residual value over the cost of the leased equipment. Lease income is recognized over the term of the lease in a manner which reflects a level yield on the net investment in the lease. Certain origination fees and costs are deferred and recognized over the term of the lease using the interest method. For operating lease transactions, the cost of equipment or its net realizable value is depreciated evenly over its estimated economic life.

  The company participates in leasing transactions in which it supplies only a portion of the purchase price, but generally has the entire equity interest in the equipment and rentals receivable (leveraged leases). These interests, however, are subordinated to the interests of the lenders supplying the nonequity portion of the purchase price. The financing is generally in the form of long-term debt that provides for no recourse against the company and is collateralized by the property. The investment in leveraged leases is recorded net of the nonrecourse debt. Revenue, including related tax benefits, is recorded over the term of the lease at a level rate of return. Management regularly reviews residual values and writes down residuals to expected values as needed.

  SHORT-TERM INVESTMENTS are stated at amortized cost, which approximates fair value.

 INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are deducted from asset categories to which they apply and provisions for losses for investments are included in investment gains and losses. Investment gains and losses are reduced by amounts attributable to participating pension contracts and adjustments of deferred policy acquisition costs and future policy benefit loss recognition.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY AND EQUIPMENT

  Property and equipment and leasehold improvements are included in other assets, and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided evenly or using sum of the years digits method over the lesser of estimated useful lives of the assets or, where appropriate, the term of the lease. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Amortization of leasehold improvements is provided evenly over the lesser of the term of the lease or the estimated useful life of the improvements.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over 40 years for participating traditional life and 30 years for universal life and investment-type products. Amortization is recorded based on a constant percentage of estimated gross margins or profits (arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience). Changes to amounts previously amortized are reflected in earnings in the period related estimates are revised.

  For nonparticipating traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings when they occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

  For nonmedical health insurance contracts, deferred policy acquisition costs are amortized over the estimated life of the contracts (generally 10 years) in proportion to anticipated premium revenue at the time of issue.

  For property and liability insurance, deferred policy acquisition costs are amortized over the terms of policies or reinsurance treaties.

 OTHER INTANGIBLE ASSETS

  The value of insurance acquired and the excess of purchase price over the fair value of net assets acquired are included in other assets. The value of insurance acquired is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The excess of purchase price over the fair value of net assets acquired is amortized evenly over 10 years.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based on the nonforfeiture interest rate, ranging from 2.5 percent to 7.0 percent, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends, and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 6.0 percent to 8.25 percent.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

  Benefit liabilities for nonmedical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

  For property and liability insurance, the liability for unpaid reported losses is based on a case by case or overall estimate using the company's past experience. A provision is also made for losses incurred but not reported on the basis of estimates and past experience. Revisions of estimates are reflected in net earnings in the year such refinements are made.

 RECOGNITION OF INCOME AND EXPENSE

  Premiums from traditional life and annuity policies with life contingencies are recognized as income when due. Benefits and expenses are matched with such income resulting in the recognition of profits over the life of the contract. This match is accomplished through the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  Premiums due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due with any excess profit deferred and recognized as income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

  Premiums from nonmedical health contracts are recognized as income on a pro rata basis over the contract term.

  Premiums from universal life and investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

  Property and liability premiums are generally recognized as revenue on a pro rata basis over the policy term. Unearned premiums are included in other liabilities.

 POLICYHOLDER DIVIDENDS

  The amount of policyholder dividends to be paid is determined annually by the board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the company.

 INCOME TAXES

  MetLife and its eligible life insurance and nonlife insurance subsidiaries file a consolidated U.S. federal income tax return and separate income tax returns as required. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities.

  Investments held in the Separate Accounts (stated at estimated fair value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 DISCONTINUED OPERATIONS

  Certain operations have been discontinued and, accordingly, are segregated in the consolidated statements of earnings.

 FOREIGN CURRENCY TRANSLATION

  Assets and liabilities of foreign operations and subsidiaries are translated at the exchange rate in effect at year-end. Revenues and benefits and other expenses are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity.

 ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 FUTURE APPLICATION OF ACCOUNTING STANDARDS

  Statement of Financial Accounting Standards ("SFAS") No. 125 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and SFAS No. 127 Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125 provide accounting and reporting standards relating to transfers of security interests, repurchase agreements, dollar rolls, securities lending and similar transactions which will be effective in 1998. The company believes that the application of these standards will not have a material impact on the company's results of operations, financial position or liquidity.

 SFAS No. 130 Reporting Comprehensive Income establishes standards for reporting and presentation of comprehensive income and its components and will be effective in 1998. Comprehensive income, which includes all changes to equity except those resulting from investments by owners or distributions to owners, was $2,024, $229 and $3,326 in 1997, 1996 and 1995, respectively.
Consolidated statements of comprehensive income have not been presented, as the company has not determined the individual amounts to be displayed in such statements.

2. INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES

  The cost or amortized cost, gross unrealized gain and loss, and estimated fair value of fixed maturity and equity securities, by category, were as follows:

                                           COST OR  GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN     LOSS  FAIR VALUE
                                          --------- --------- -----------------
DECEMBER 31, 1997
Available for Sale Securities:
Fixed Maturities:
 Bonds:
   U. S. Treasury securities and
    obligations of U. S. government
    corporations and agencies............ $ 10,619    $ 1,511 $    2  $ 12,128
   States and political subdivisions.....      486         22     --       508
   Foreign governments...................    3,420        371     52     3,739
   Corporate.............................   41,191      2,343    290    43,244
   Mortgage-backed securities............   22,191        572     21    22,742
   Other.................................    9,463        428    134     9,757
                                          --------  --------- ------  --------
     Total bonds.........................   87,370      5,247    499    92,118
 Redeemable preferred stocks.............      494         19      1       512
                                          --------  --------- ------  --------
     Total fixed maturities.............. $ 87,864  $   5,266 $  500  $ 92,630
                                          ========  ========= ======  ========
Equity Securities:
 Common stocks........................... $  2,444  $   1,716 $  105  $  4,055
 Nonredeemable preferred stocks..........      201          5     11       195
                                          --------  --------- ------  --------
     Total equity securities............. $  2,645  $   1,721 $  116  $  4,250
                                          ========  ========= ======  ========

                                          COST OR  GROSS UNREALIZED
                                         AMORTIZED ----------------  ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- --------- ------------------
DECEMBER 31, 1996
Available for Sale Securities:
Fixed Maturities:
 Bonds:
   U. S. Treasury securities and
    obligations of U. S. government
    corporations and agencies...........  $12,949  $     901    $128  $13,722
   States and political subdivisions....      536         13       1      548
   Foreign governments..................    2,597        266       6    2,857
   Corporate............................   32,520      1,102     294   33,328
   Mortgage-backed securities...........   21,200        407      91   21,516
   Other................................    2,511         90      30    2,571
                                          -------  --------- -------  -------
     Total bonds........................   72,313      2,779     550   74,542
 Redeemable preferred stocks............      500         --       3      497
                                          -------  --------- -------  -------
     Total fixed maturities.............  $72,813  $   2,779 $   553  $75,039
                                          =======  ========= =======  =======
Equity Securities:
 Common stocks..........................  $ 1,882  $     648 $    55  $ 2,475
 Nonredeemable preferred stocks.........      371         51      81      341
                                          -------  --------- -------  -------
     Total equity securities............  $ 2,253  $     699 $   136  $ 2,816
                                          =======  ========= =======  =======

                                                   GROSS UNREALIZED
                                         AMORTIZED ----------------  ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- -------- -------- ----------
DECEMBER 31, 1996
Held to Maturity Securities:
Fixed Maturities:
 Bonds:
   U.S. Treasury securities and obliga-
    tions of U.S. government corpora-
    tions and
    agencies............................  $    48  $      3           $    51
   States and political subdivisions....       58         1                59
   Foreign governments..................      260         5               265
   Corporate............................    7,520       236 $     64    7,692
   Mortgage-backed securities...........      689         1       16      674
   Other................................    2,746        85       24    2,807
                                          -------  -------- --------  -------
     Total bonds........................   11,321       331      104   11,548
 Redeemable preferred stocks............        1        --       --        1
                                          -------  -------- --------  -------
     Total fixed maturities.............  $11,322  $    331 $    104  $11,549
                                          =======  ======== ========  =======

  The amortized cost and estimated fair value of bonds, by contractual maturity, were as follows:

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
      DECEMBER 31, 1997
      Due in one year or less..............................  $ 1,916   $ 1,927
      Due after one year through five years................   15,830    16,260
      Due after five years through 10 years................   23,023    24,067
      Due after 10 years...................................   24,410    27,122
                                                             -------   -------
        Subtotal...........................................   65,179    69,376
      Mortgage-backed securities...........................   22,191    22,742
                                                             -------   -------
        Total..............................................  $87,370   $92,118
                                                             =======   =======

  Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

 MORTGAGE LOANS

  Mortgage loans are collateralized by properties principally located throughout the United States and Canada. At December 31, 1997, approximately 15 percent, 7 percent and 6 percent of the properties were located in California, Illinois and Florida, respectively. Generally, the company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  The mortgage loan investments were categorized as follows:

                                                                       1997 1996
                                                                       ---- ----
      DECEMBER 31
      Office buildings................................................  32%  30%
      Retail..........................................................  16%  19%
      Residential.....................................................  15%  16%
      Agricultural....................................................  18%  18%
      Other...........................................................  19%  17%
                                                                       ---- ----
        Total......................................................... 100% 100%
                                                                       ==== ====

  Many of the company's real estate joint ventures have mortgage loans with the company. The carrying values of such mortgages were $753 and $869 at December 31, 1997 and 1996, respectively.

  Mortgage loan valuation allowances and changes thereto were as follows:

                                                         1997    1996    1995
                                                        ------  ------  ------
      YEARS ENDED DECEMBER 31
      Balance, January 1............................... $  444  $  466  $  483
      Additions charged to income......................     61     144     107
      Deductions for writedowns and dispositions.......   (241)   (166)   (124)
                                                        ------  ------  ------
      Balance, December 31............................. $  264  $  444  $  466
                                                        ======  ======  ======

   Impaired mortgage loans and related valuation allowances were as follows:

                                                         1997    1996
                                                        ------  ------
      DECEMBER 31
      Impaired mortgage loans with valuation allow-
       ances........................................... $1,231  $1,677
      Impaired mortgage loans with no valuation allow-
       ances...........................................    306     165
                                                        ------  ------
      Recorded investment in impaired mortgage loans...  1,537   1,842
      Valuation allowances.............................   (250)   (427)
                                                        ------  ------
      Net impaired mortgage loans...................... $1,287  $1,415
                                                        ======  ======
                                                         1997    1996    1995
                                                        ------  ------  ------
      YEARS ENDED DECEMBER 31
      Average recorded investment in impaired mortgage
       loans........................................... $1,680  $2,113  $2,365
                                                        ======  ======  ======

  Interest income on impaired mortgage loans recorded on a cash basis totaled $110 , $122 and $169 for the years ended December 31, 1997, 1996 and 1995, respectively.

 REAL ESTATE

  Accumulated depreciation on real estate was as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
      YEARS ENDED DECEMBER 31
      Balance, January 1................................ $2,109  $2,187  $2,757
      Depreciation expense..............................    332     348     427
      Deductions for dispositions.......................   (475)   (426)   (997)
                                                         ------  ------  ------
      Balance, December 31.............................. $1,966  $2,109  $2,187
                                                         ======  ======  ======

  Real estate valuation allowances and changes thereto were as follows:

                                                            1997   1996   1995
                                                            -----  -----  -----
      YEARS ENDED DECEMBER 31
      Balance, January 1................................... $ 529  $ 743  $ 622
      (Credited) charged to income.........................   (52)   127    358
      Deductions for writedowns and dispositions...........  (436)  (341)  (237)
                                                            -----  -----  -----
      Balance, December 31................................. $  41  $ 529  $ 743
                                                            =====  =====  =====

  The above table does not include valuation allowances of $55, $118 and $167 at December 31, 1997, 1996 and 1995, respectively, relating to investments in real estate joint ventures.

  Prior to 1996, the company established valuation allowances for all impaired real estate investments including real estate held for investment. During 1996, $150 of allowances relating to real estate held for investment were applied as writedowns to specific properties. During 1997, allowances of $94 relating to real estate held for sale were applied as writedowns to specific properties. The balances in the real estate valuation allowances at December 31, 1997 and 1996, relate to properties that management has committed to a plan of sale. The carrying values, net of valuation allowances, of properties committed to a plan of sale were $206 and $1,844 at December 31, 1997 and 1996, respectively. Net investment income relating to such properties was $8 and $60 for the years ended December 31, 1997 and 1996, respectively.

  At December 31, 1997 and 1996, the company owned real estate acquired in satisfaction of debt of $218 and $456, respectively.

 LEASES AND LEVERAGED LEASES

  The company's investment in direct financing leases and leveraged leases was as follows:

                                     DIRECT
                                    FINANCING      LEVERAGED
                                     LEASES          LEASES          TOTAL
                                  --------------  -------------  --------------
                                   1997    1996    1997   1996    1997    1996
                                  ------  ------  ------  -----  ------  ------
      DECEMBER 31
      Investment................  $1,137  $1,247  $  851  $ 387  $1,988  $1,634
      Estimated residual values.     183     238     641    543     824     781
                                  ------  ------  ------  -----  ------  ------
        Total...................   1,320   1,485   1,492    930   2,812   2,415
      Unearned income...........    (261)   (336)   (428)  (316)   (689)   (652)
                                  ------  ------  ------  -----  ------  ------
      Net investment............  $1,059  $1,149  $1,064  $ 614  $2,123  $1,763
                                  ======  ======  ======  =====  ======  ======

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7 percent to 12 percent. These receivables are generally collateralized by the related property.

   Scheduled aggregate receipts for the investment and estimated residual values in direct financing leases were as follows:

                                                       DIRECT
                                                      FINANCING RESIDUALS TOTAL
                                                      --------- --------- ------
      YEARS ENDED DECEMBER 31
        1998.........................................  $  229     $ 14    $  243
        1999.........................................     211       19       230
        2000.........................................     192       25       217
        2001.........................................     147       19       166
        2002.........................................     114       22       136
        Thereafter...................................     244       84       328
                                                       ------     ----    ------
        Total........................................  $1,137     $183    $1,320
                                                       ======     ====    ======

  Historical collection experience indicates that a portion of the above amounts will be paid prior to contractual maturity. Accordingly, the future receipts, as shown above, should not be regarded as a forecast of future cash flows.

 FINANCIAL INSTRUMENTS

  The company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the consolidated balance sheets. To further minimize the credit risks related to this lending program, the company regularly monitors the financial condition of the borrowers.

  The company engages in a variety of derivative transactions. Certain derivatives, such as forwards, futures, options and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The company also may occasionally sell covered call options. The company does not engage in trading of derivatives.

  Derivative financial instruments involve varying degrees of market risk resulting from changes in the volatility of interest rates, foreign currency exchange rates or market values of the underlying financial instruments. The company's risk of loss is typically limited to the fair value of these instruments and not by the notional or contractual amounts which reflect the extent of involvement but not necessarily the amounts subject to risk. Credit risk arises from the possible inability of counterparties to meet the terms of the contracts. Credit risk due to counterparty nonperformance associated with these instruments is the unrealized gain, if any, reflected by the fair value of such instruments.

  During the three year period ended December 31, 1997, the company employed several ongoing derivatives strategies. The company entered into a number of anticipatory hedge agreements using securities forwards, futures and interest rate swaps to limit the interest rate exposure of investments expected to be acquired or sold within one year. The company also executed swaps and foreign currency forwards to hedge, including on an anticipatory basis, the foreign currency risk of foreign currency denominated investments. The company also used interest rate swaps and forwards to reduce risks from changes in interest rates and exposures arising from mismatches between assets and liabilities. In addition, the company has used interest rate caps to reduce the market and interest rate risks relating to certain assets and liabilities.

  Income and expense related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized investment gains and losses.

 ASSETS ON DEPOSIT

  As of December 31, 1997 and 1996, the company had assets on deposit with regulatory agencies of $4,695 and $4,062, respectively.

3. NET INVESTMENT INCOME AND INVESTMENT GAINS

  The sources of net investment income were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Fixed maturities............................  $ 6,455  $ 6,042  $ 6,006
       Equity securities...........................       50       60       45
       Mortgage loans on real estate...............    1,684    1,523    1,501
       Policy loans................................      368      399      394
       Real estate.................................    1,566    1,647    1,833
       Real estate joint ventures..................       42       21       41
       Other limited partnership interests.........      302      215      149
       Leases and leveraged leases.................      131      135      113
       Cash, cash equivalents and short-term in-
        vestments..................................      169      214      231
       Other investment income.....................      235      281      326
                                                     -------  -------  -------
       Gross investment income.....................   11,002   10,537   10,639
       Investment expenses.........................   (1,527)  (1,544)  (1,802)
                                                     -------  -------  -------
       Investment income, net......................  $ 9,475  $ 8,993  $ 8,837
                                                     =======  =======  =======

  Investment gains (losses), including changes in valuation allowances, were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Fixed maturities............................  $   118  $   234  $   621
       Equity securities...........................      224       78       (5)
       Mortgage loans on real estate...............       56      (86)     (51)
       Real estate.................................      249      165     (375)
       Real estate joint ventures..................      117       61     (142)
       Other limited partnership interests.........      103       82      117
       Other.......................................      162      (76)     (92)
                                                     -------  -------  -------
           Subtotal................................    1,029      458       73
       Investment gains relating to:
         Participating pension contracts...........      (35)     (20)      --
         Amortization of deferred policy acquisi-
          tion costs...............................      (70)      (4)     (78)
         Future policy benefit loss recognition....     (126)    (203)    (152)
                                                     -------  -------  -------
       Net investment gains (losses)...............  $   798  $   231  $  (157)
                                                     =======  =======  =======

  Sales of bonds were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Bonds classified as available for sale
         Proceeds..................................  $72,396  $74,580  $58,537
         Gross realized gains......................      691    1,069    1,013
         Gross realized losses.....................      584      842      402
       Bonds classified as held to maturity
         Proceeds..................................  $   352  $ 1,281  $ 1,806
         Gross realized gains......................        5       10       17
         Gross realized losses.....................        1        1        4

  The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity, and the changes for the corresponding years were as follows:


                                                        1997    1996    1995
                                                       ------  ------  -------
       DECEMBER 31
       Balance, comprised of:
         Unrealized investment gains on:
           Fixed maturities..........................  $4,766  $2,226  $ 5,166
           Equity securities.........................   1,605     563      210
           Other.....................................     294     474      380
                                                       ------  ------  -------
                                                        6,665   3,263    5,756
                                                       ------  ------  -------
         Amounts allocable to:
         Participating pension contracts.............     312       9      350
         Loss recognition............................   2,189   1,219    2,064
         Deferred policy acquisition cost............   1,147     420      748
         Deferred income taxes.......................   1,119     587      948
                                                       ------  ------  -------
                                                        4,767   2,235    4,110
                                                       ------  ------  -------
             Total...................................  $1,898  $1,028  $ 1,646
                                                       ======  ======  =======
                                                        1997    1996    1995
                                                       ------  ------  -------
       YEARS ENDED DECEMBER 31
       Balance, January 1............................  $1,028  $1,646  $  (955)
       Unrealized investment gains (losses) during
        year.........................................   3,402  (2,493)   7,665
       Unrealized investment (gains) losses allocable
        to:
         Participating pension contracts.............    (303)    341     (258)
         Loss recognition............................    (970)    845   (2,063)
         Deferred policy acquisition costs...........    (727)    328   (1,247)
       Deferred income taxes.........................    (532)    361   (1,496)
                                                       ------  ------  -------
       Balance, December 31..........................  $1,898  $1,028  $ 1,646
                                                       ======  ======  =======

4. JOINT VENTURES AND OTHER LIMITED PARTNERSHIPS

  Combined financial information for real estate joint ventures and other limited partnership interests accounted for under the equity method, in which the company has an investment of at least $10 and an equity interest of at least 10 percent, was as follows:

                                                                    1997   1996
                                                                   ------ ------
        DECEMBER 31
        Assets:
          Investments in real estate, at depreciated cost........  $  938 $1,030
          Investments in securities, at estimated fair value.....     717    621
          Cash and cash equivalents..............................     141     37
          Other..................................................     984  1,030
                                                                   ------ ------
            Total assets.........................................   2,780  2,718
                                                                   ------ ------
        Liabilities:
          Borrowed funds--third party............................     384    243
          Borrowed funds--MetLife................................     136     69
          Other..................................................     678    915
                                                                   ------ ------
            Total liabilities....................................   1,198  1,227
                                                                   ------ ------
        Partners' capital........................................  $1,582 $1,491
                                                                   ====== ======
        MetLife equity in partners' capital included above.......  $  822 $  786
                                                                   ====== ======

                                                           1997   1996   1995
                                                           -----  -----  -----
        YEARS ENDED DECEMBER 31
        Operations:
          Revenues of real estate joint ventures.........  $ 291  $ 275  $ 364
          Revenues of other limited partnership inter-
           ests..........................................    276    297    417
          Interest expense--third party..................    (25)   (11)   (26)
          Interest expense--MetLife......................    (16)   (19)   (31)
          Other expenses.................................   (396)  (411)  (501)
                                                           -----  -----  -----
        Net earnings.....................................  $ 130  $ 131  $ 223
                                                           =====  =====  =====
        MetLife earnings from real estate joint ventures
         and other limited partnership interests included
         above...........................................  $  59  $  34  $  28
                                                           =====  =====  =====

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The company assumes and cedes insurance with other insurance companies. The consolidated statements of earnings are presented net of reinsurance ceded.

  The effect of reinsurance on premiums earned was as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
        YEARS ENDED DECEMBER 31
        Direct premiums............................  $12,749  $12,569  $11,944
        Reinsurance assumed........................      360      508      812
        Reinsurance ceded..........................   (1,810)  (1,615)  (1,578)
                                                     -------  -------  -------
        Net premiums earned........................  $11,299  $11,462  $11,178
                                                     =======  =======  =======
        Reinsurance recoveries netted against
         policyholder benefits.....................  $ 1,689  $ 1,667  $ 1,523
                                                     =======  =======  =======

  Premiums and other receivables in the consolidated balance sheets include reinsurance recoverables of $1,579 and $700 at December 31, 1997 and 1996, respectively.

  Activity in the liability for unpaid losses and loss adjustment expenses relating to property and casualty and group accident and nonmedical health policies and contracts was as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
        YEARS ENDED DECEMBER 31
        Balance at January 1...........................  $3,345  $3,296  $2,670
          Reinsurance recoverables.....................    (215)   (214)   (104)
                                                         ------  ------  ------
        Net balance at January 1.......................   3,130   3,082   2,566
                                                         ------  ------  ------
        Incurred related to:
          Current year.................................   2,855   2,951   3,420
          Prior years..................................      88    (114)    (68)
                                                         ------  ------  ------
            Total incurred.............................   2,943   2,837   3,352
                                                         ------  ------  ------
        Paid related to:
          Current year.................................   1,832   1,998   2,053
          Prior years..................................     815     791     783
                                                         ------  ------  ------
            Total paid.................................   2,647   2,789   2,836
                                                         ------  ------  ------
        Net balance at December 31.....................   3,426   3,130   3,082
          Plus reinsurance recoverables................     229     215     214
                                                         ------  ------  ------
        Balance at December 31.........................  $3,655  $3,345  $3,296
                                                         ======  ======  ======

  The company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the company's results of operations. The company uses excess of loss and quota share reinsurance arrangements to reduce its catastrophe losses and provide diversification of risk.

6. INCOME TAXES

  Income tax expense for U. S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

  The income tax expense (benefit) of continuing operations was as follows:

                                                          CURRENT DEFERRED TOTAL
                                                          ------- -------- -----
         1997
         Federal.........................................  $432     $(26)  $406
         State and local.................................    10        9     19
         Foreign.........................................    26       25     51
                                                           ----     ----   ----
           Total.........................................  $468     $  8   $476
                                                           ====     ====   ====
         1996
         Federal.........................................  $346     $ 66   $412
         State and local.................................    25        6     31
         Foreign.........................................    27       12     39
                                                           ----     ----   ----
           Total.........................................  $398     $ 84   $482
                                                           ====     ====   ====
         1995
         Federal.........................................  $241     $ 65   $306
         State and local.................................    52        3     55
         Foreign.........................................    22       24     46
                                                           ----     ----   ----
           Total.........................................  $315     $ 92   $407
                                                           ====     ====   ====

  Reconciliations of the differences between income taxes of continuing operations computed at the federal statutory tax rates and consolidated provisions for income taxes were as follows:

                                                            1997    1996   1995
                                                           ------  ------  ----
         YEARS ENDED DECEMBER 31
         Earnings from continuing operations before
          income taxes...................................  $1,693  $1,406  $744
         Income tax rate.................................      35%     35%   35%
                                                           ------  ------  ----
         Expected income tax expense at federal statutory
          income tax rate................................     593     492   260
         Tax effect of:
           Tax exempt investment income..................     (30)    (18)   (9)
           Goodwill......................................       9     --    --
           Differential earnings amount..................     (40)     38    67
           State and local income taxes..................      15      23    37
           Foreign operations............................       7      (7)   25
           Tax credits...................................     (15)    (15)  (15)
           Prior year taxes..............................      (2)    (46)   (3)
           Sale of subsidiary............................     (41)     --    --
           Other, net....................................     (20)     15    45
                                                           ------  ------  ----
         Income taxes....................................  $  476  $  482  $407
                                                           ======  ======  ====

  The deferred income tax assets or liabilities recorded at December 31, 1997 and 1996 represent the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred income tax asset or liability were as follows:

                                                           1997    1996
                                                          ------  ------
       DECEMBER 31
       Deferred income tax assets:
         Policyholder liabilities and receivables........ $3,010  $2,889
         Net operating loss carryforwards................     33      38
         Other, net......................................    938     698
                                                          ------  ------
           Total gross deferred income tax assets........  3,981   3,625
         Less valuation allowance........................     24      14
                                                          ------  ------
       Deferred income tax assets, net of valuation al-
        lowance..........................................  3,957   3,611
                                                          ------  ------
       Deferred income tax liabilities:
         Investments.....................................  1,227     848
         Deferred policy acquisition costs...............  1,890   1,940
         Net unrealized capital gains....................  1,119     587
         Other, net......................................    193     199
                                                          ------  ------
           Total deferred income tax liabilities.........  4,429   3,574
                                                          ------  ------
       Net deferred income tax (liability) asset......... $ (472) $   37
                                                          ======  ======

  The sources of deferred income tax expense (benefit) and their tax effects were as follows:

                                                           1997   1996   1995
                                                           -----  -----  -----
       YEARS ENDED DECEMBER 31
       Policyholder liabilities and receivables........... $(109) $  53  $(105)
       Net operating loss carryforwards...................     5    (19)    89
       Investments........................................   382     50    199
       Deferred policy acquisition costs..................   (51)    55     49
       Change in valuation allowance......................    10      4     (6)
       Other, net.........................................  (229)   (59)  (134)
                                                           -----  -----  -----
         Total............................................ $   8  $  84  $  92
                                                           =====  =====  =====

  The valuation allowance for the tax benefits of net operating loss carryforwards reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the deferred income tax asset is realizable. U.S. tax basis net operating loss carryforwards of $15 are available, subject to statutory limitation, to offset taxable income through the year 2012.

7. EMPLOYEE BENEFIT PLANS

 PENSION PLANS

  The company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based on years of credited service and final average earnings history.

  Components of the net periodic pension (credit) cost for the defined benefit qualified and nonqualified pension plans were as follows:

                                                           1997   1996   1995
                                                           -----  -----  -----
       YEARS ENDED DECEMBER 31
       Service cost....................................... $  73  $  77  $  62
       Interest cost on projected benefit obligation......   244    232    222
       Actual return on assets............................  (318)  (273)  (280)
       Net amortization and deferrals.....................    (5)   (12)   (13)
                                                           -----  -----  -----
       Net periodic pension (credit) cost................. $  (6) $  24  $  (9)
                                                           =====  =====  =====

  The funded status of the qualified and nonqualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation were as follows:

                                           1997                   1996
                                  ---------------------- ----------------------
                                  OVERFUNDED UNDERFUNDED OVERFUNDED UNDERFUNDED
                                  ---------- ----------- ---------- -----------
     DECEMBER 31
     Actuarial present value of
      obligations:
      Vested....................    $2,804      $ 251      $2,668      $223
      Nonvested.................        33          2          36         2
                                    ------      -----      ------      ----
     Accumulated benefit obliga-
      tion......................    $2,837      $ 253      $2,704      $225
                                    ======      =====      ======      ====
     Projected benefit obliga-
      tion......................    $3,170      $ 353      $2,958      $310
     Plan assets (principally
      company investment
      contracts) at contract
      value                          3,831        151       3,495       133
                                    ------      -----      ------      ----
     Plan assets in excess of
      (less than) projected
      benefit obligation........       661       (202)        537      (177)
     Unrecognized prior service
      cost......................       125         25         139        26
     Unrecognized net (gain)
      loss from past experience
      different from that
      assumed...................      (130)        21         (27)       60
     Unrecognized net asset at
      transition................      (140)       --         (176)      --
                                    ------      -----      ------      ----
     Prepaid (accrued) pension
      cost at December 31.......    $  516      $(156)     $  473      $(91)
                                    ======      =====      ======      ====

  The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation ranged from 7.25 percent to 7.75 percent for 1997 and 7.25 percent to 8.0 percent for 1996. The weighted average assumed rate of increase in future compensation levels ranged from 4.5 percent to 8.5 percent in 1997 and from 4.0 percent to 8.0 percent in 1996. The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.75 percent in 1997 and ranged from 8.0 percent to
8.5 percent in 1996. In addition, several other factors, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

 SAVINGS AND INVESTMENT PLANS

  The company sponsors savings and investment plans available for substantially all employees under which the company matches a portion of employee contributions. During 1997, 1996 and 1995, the company contributed $44, $42 and $49, respectively, to the plans.

 OTHER POSTRETIREMENT BENEFITS

  The company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the company.

  The components of the net periodic nonpension postretirement benefit cost were as follows:

                                                              1997  1996  1995
                                                              ----  ----  ----
        YEARS ENDED DECEMBER 31
        Service cost......................................... $ 31  $ 41  $ 28
        Interest cost on accumulated postretirement benefit
         obligation..........................................  122   127   115
        Actual return on plan assets (company insurance
         contracts)..........................................  (66)  (58)  (63)
        Net amortization and deferrals.......................   (5)    2    (9)
                                                              ----  ----  ----
        Net periodic nonpension postretirement benefit cost.. $ 82  $112  $ 71
                                                              ====  ====  ====

  The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amount included in the company's consolidated balance sheets.

                                                                 1997    1996
                                                                ------  ------
        DECEMBER 31
        Accumulated postretirement benefit obligation:
         Retirees.............................................  $1,251  $1,228
         Fully eligible active employees......................     115     145
         Active employees not eligible to retire..............     397     400
                                                                ------  ------
          Total...............................................   1,763   1,773
        Plan assets (company insurance contracts) at contract
         value................................................   1,004     897
                                                                ------  ------
        Plan assets less than accumulated postretirement
         benefit obligation...................................    (759)   (876)
        Unrecognized net gain from past experience different
         from that assumed and from changes in assumptions....    (173)    (60)
                                                                ------  ------
        Accrued nonpension postretirement benefit cost at
         December 31..........................................  $ (932) $ (936)
                                                                ======  ======

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9.0 percent in 1997, gradually decreasing to 5.25 percent over five years and generally 9.5 percent in 1996 decreasing to 5.25 percent over 12 years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation ranged from 7.25 percent to 7.75 percent at December 31, 1997 and
7.0 percent to 7.75 percent at December 31, 1996.

  If the health care cost trend rate assumptions were increased 1.0 percent, the accumulated postretirement benefit obligation as of December 31, 1997 would be increased 6.75 percent. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the year ended December 31, 1997, would be an increase of 9.7 percent.

8. LEASES

 RENTAL INCOME ON REAL ESTATE OWNED AND LEASE EXPENSE

  In accordance with industry practice, certain of the company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues. Additionally, the company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental income, gross minimum rental payments and minimum sublease rental income relating to these lease agreements were as follows:

                                                                GROSS
                                                        RENTAL  RENTAL  SUBLEASE
                                                        INCOME PAYMENTS  INCOME
                                                        ------ -------- --------
         DECEMBER 31
         1998.......................................... $ 697    $146     $55
         1999..........................................   657     127      52
         2000..........................................   604     103      50
         2001..........................................   560      82      44
         2002..........................................   496      59      36
         2003 and thereafter........................... 2,724     103      68

9. DEBT

  Debt consisted of the following:

                                                         SCHEDULED
                                                         MATURITY   1997   1996
                                                         --------- ------ ------
        DECEMBER 31
        Surplus notes:
         6.300%                                               2003 $  397 $  396
         7.000%                                               2005    249    248
         7.700%                                               2015    198    197
         7.450%                                               2023    296    296
         7.875%                                               2024    148    148
         7.800%                                               2025    248    248
        Floating rate notes, interest rates
         based on LIBOR................................. 1999-2007    358     49
        Fixed rate notes, interest rates ranging from
         5.80%-10.50%................................... 1998-2007    519    135
        Zero coupon Eurobonds...........................      1999     79     71
        Other...........................................              124    158
                                                                   ------ ------
        Total long-term debt............................            2,616  1,946
        Short-term debt.................................            4,587  3,311
                                                                   ------ ------
        Total...........................................           $7,203 $5,257
                                                                   ====== ======

  Payments of interest and principal on the surplus notes may be made only with the prior approval of the Superintendent of Insurance of the State of New York (Superintendent). Subject to the prior approval of the Superintendent, the 7.45 percent surplus notes may be redeemed, in whole or in part, at the election of the company at any time on or after November 1, 2003.

  At December 31, 1997, aggregate maturities of the long-term debt based on required principal payments at maturity for 1998 and the succeeding four years amounted to $80, $377, $178, $9 and $11, respectively, and $1,979 thereafter.

10. CONTINGENCIES

  The company is currently a defendant in numerous state and federal lawsuits (including individual suits and putative class actions) raising allegations of improper marketing of individual life insurance. Litigation seeking compensatory and/or punitive damages relating to the marketing by the company of individual life insurance (including putative class and individual actions) continues to be brought by or on behalf of policyholders and others. These cases, most of which are in the early stages of litigation, seek substantial damages, including in some cases claims for punitive and treble damages and attorneys' fees, and raise, among other claims, allegations that individual life insurance policies were improperly sold in replacement transactions or with inadequate or inaccurate disclosure as to the period for which premiums would be payable, or were misleadingly sold as savings or retirement plans. Putative classes have been certified, conditionally or subject to appeal, in state court actions covering certain policyholders in California and West Virginia; class certification has been denied in a state court action in Ohio thus far. A number of the federal cases alleging improper marketing of individual life insurance have been consolidated in the United States District Court for the Western District of Pennsylvania and the United States District Court in Massachusetts for pretrial proceedings. Additional litigation relating to the company's marketing of individual life insurance may be commenced in the future. The company is vigorously defending itself in these actions.

  Regulatory authorities in a small number of states, including both insurance departments and attorneys general, have ongoing investigations of the company's sales of individual life insurance, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. In addition, an investigation by the Office of the United States Attorney for the Middle District of Florida, which commenced in 1994, into certain of the retirement and savings plan selling allegations that have been a subject of regulatory inquiries, has not been closed.

  In addition to the foregoing matters, the company is a defendant in a large number of asbestos lawsuits relating to allegations regarding certain research, advice and publication activity that occurred decades ago. While the company believes that it has significant defenses to these claims and has effected settlements in many of these cases and has prevailed in certain cases, it is not possible to predict the number of such cases that may be brought or the aggregate amount of any liability that may ultimately be incurred by the company.

  Various litigation, claims and assessments against the company, in addition to the aforementioned and those otherwise provided for in the company's financial statements, have arisen in the course of the company's business, including in connection with its activities as an insurer, employer, investor and taxpayer. Further, state insurance regulatory authorities and other state authorities regularly make inquiries and conduct investigations concerning the company's compliance with applicable insurance and other laws and regulations.

  In certain of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in all such matters, it is the opinion of the company's management that their outcome, after consideration of the provisions made in the company's financial statements, is not likely to have a material adverse effect on the company's financial position.

11. OTHER OPERATING COSTS AND EXPENSES

  Other operating costs and expenses were as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
        YEARS ENDED DECEMBER 31
        Compensation costs.............................  $2,072  $1,813  $1,607
        Commissions....................................     766     722     853
        Interest and debt issue costs..................     453     311     285
        Amortization of policy acquisition costs.......     771     633     606
        Capitalization of policy acquisition costs.....  (1,000) (1,028) (1,060)
        Rent expense, net of sublease..................     179     180     184
        Restructuring charges..........................      --      18      88
        Minority interest..............................      51      30      22
        Other..........................................   2,467   2,105   1,696
                                                         ------  ------  ------
        Total..........................................  $5,759  $4,784  $4,281
                                                         ======  ======  ======

  During 1996 and 1995, the company recorded restructuring charges primarily related to the consolidation of administration and agency sales force leased office space and costs relating to workforce reductions.

12. OTHER INTANGIBLE ASSETS

  The value of business acquired and the excess of purchase price over the fair value of net assets acquired and changes thereto were as follows:

                                                        EXCESS OF PURCHASE PRICE
                                                           OVER FAIR VALUE OF
                         VALUE OF BUSINESS ACQUIRED       NET ASSETS ACQUIRED
                         ----------------------------  ----------------------------
                           1997      1996      1995      1997      1996      1995
                         --------  --------  --------  --------  --------  --------
YEARS ENDED DECEMBER 31
Net Balance, January 1.. $    358  $    381  $      6  $    544  $    377  $    413
Acquisitions............      176         7       396       387       197       221
Dispositions............      --        --        --        --        --       (236)
Amortization............      (36)      (30)      (21)      (47)      (30)      (21)
                         --------  --------  --------  --------  --------  --------
Net balance, December
 31..................... $    498  $    358  $    381  $    884  $    544  $    377
                         ========  ========  ========  ========  ========  ========
                           1997      1996      1995      1997      1996      1995
                         --------  --------  --------  --------  --------  --------
DECEMBER 31
Accumulated amortiza-
 tion................... $     87  $     51  $     21  $    148  $    101  $     71
                         ========  ========  ========  ========  ========  ========

13. DISCONTINUED OPERATIONS

  In January 1995 the company contributed its group medical benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. ("MetraHealth"). In October 1995, the company sold its investment in MetraHealth to United HealthCare Corporation. For its interest in MetraHealth, the company received $485 face amount of United HealthCare Corporation convertible preferred stock and $326 in cash (including additional consideration of $50 in 1996). The sale resulted in an aftertax loss of $36 in 1996 and an aftertax gain of $372 in 1995. Operating losses in 1997 and 1996 related principally to the finalization of the transfer of group medical contracts to United HealthCare Corporation.

  During 1995 the company also sold its real estate brokerage, mortgage banking and mortgage administration operations for an aggregate consideration of $251 (including additional cash consideration of $25 in 1996), resulting in aftertax gains of $17 in 1996 and $44 in 1995.

14. CONSOLIDATED CASH FLOWS INFORMATION

  During 1997 the company acquired assets of $3,777 and assumed liabilities of $3,347 through the acquisition of certain insurance and noninsurance companies. The aggregate purchase prices were allocated to the assets and liabilities acquired based upon their estimated fair values. During 1997 the company also reduced assets and liabilities by $4,342 and $4,207, respectively, through the sale of certain insurance operations, resulting in a pretax gain of $139. During 1995 the company also reduced assets and liabilities by $919 and $413, respectively, through the sale of its real estate brokerage, mortgage banking and mortgage administration operations.

  During 1997 the company assumed liabilities of $227 and received assets of $227 and during 1995 the company assumed liabilities of $1,573 and received assets of $1,573 through assumption of certain businesses from other insurance companies.

  For the years ended December 31, 1997, 1996 and 1995, respectively, real estate of $151, $189 and $429 was acquired in satisfaction of debt.

  During 1997 and 1995, fixed maturity securities with an amortized cost of $11,682 and $3,058, respectively, were transferred from held to maturity to available for sale.

15. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the company using market information available as of December 31, 1997 and 1996, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented below were not necessarily indicative of the amounts the company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                   NOTIONAL CARRYING  ESTIMATED
                                                    AMOUNT   VALUE    FAIR VALUE
                                                   -------- --------  ----------
DECEMBER 31, 1997
Assets:
  Fixed maturities................................          $92,630    $92,630
  Equity securities...............................            4,250      4,250
  Mortgage loans on real estate...................           20,247     21,133
  Policy loans....................................            5,846      6,110
  Short-term investments..........................              705        705
  Cash and cash equivalents.......................            2,871      2,871
Liabilities:
  Policyholder account balances...................           36,433     36,664
  Short- and long-term debt.......................            7,203      7,258
Other financial instruments:
  Interest rate swaps.............................  $1,464       (1)       (19)
  Interest rate caps..............................   1,545       16         12
  Foreign currency swaps..........................     254      --         (28)
  Foreign currency forwards.......................     150      --         --
  Covered call options............................      88      (31)       (31)
  Other options...................................     565      --          (2)
  Futures contracts...............................   2,262       10         10
  Unused lines of credit..........................   2,310      --           2
                                                   NOTIONAL CARRYING  ESTIMATED
                                                    AMOUNT   VALUE    FAIR VALUE
                                                   -------- --------  ----------
DECEMBER 31, 1996
Assets:
  Fixed maturities................................          $86,361    $86,588
  Equity securities...............................            2,816      2,816
  Mortgage loans on real estate...................           18,964     19,342
  Policy loans....................................            5,842      5,796
  Short-term investments..........................              741        741
  Cash and cash equivalents.......................            2,325      2,325
Liabilities:
  Policyholder account balances...................           30,470     30,611
  Short- and long-term debt.......................            5,257      5,223
Other Financial Instruments:
  Interest rate swaps.............................  $1,242      --         (14)
  Interest rate caps..............................   1,946       20         14
  Foreign currency swaps..........................     207      --         (23)
  Foreign currency forwards.......................     151        3          3
  Covered call options............................      25       (2)        (2)
  Unused lines of credit..........................   1,821      --           1

  Estimated fair values were determined as follows: publicly traded fixed maturities (approximately 78 percent of the estimated fair value of total fixed maturities) from an independent market pricing service; all other bonds at estimated fair value determined by management (based primarily on interest rates, maturity, credit quality and average life); equity securities, on quoted market prices; mortgage loans, based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities; policy loans, based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and company experience to project patterns of loan accrual and repayment; cash and cash equivalents and short-term investments, at carrying amount, which is considered to be a reasonable estimate of fair value.

  Included in fixed maturities are loaned securities with estimated fair values of $6,537 and $7,293 at December 31, 1997 and 1996, respectively.

  The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  The estimated fair value of short- and long-term debt was determined using rates currently available to the company for debt with similar terms and remaining maturities.

  For interest rate and foreign currency swaps, interest rate caps, foreign currency forwards, covered call options, other options and futures contracts, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.

16. STATUTORY FINANCIAL INFORMATION

  The reconciliation of the net change in statutory surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis was as follows:

                                                             1997   1996  1995
                                                            ------  ----  ----
      YEARS ENDED DECEMBER 31
      Net change in statutory surplus...................... $  227  $366  $229
      Adjustments for GAAP:
        Future policy benefits and policyholder account
         balances..........................................   (445) (165)  (17)
        Deferred policy acquisition costs..................    159   391   376
        Deferred income taxes..............................     62   (74)  (97)
        Valuation of investments...........................   (387)  (84)  106
        Statutory asset valuation reserves.................  1,170   599    30
        Statutory interest maintenance reserve.............     53    19   284
        Surplus notes......................................    --    --   (622)
        Other, net.........................................    364  (199)  410
                                                            ------  ----  ----
          Net earnings..................................... $1,203  $853  $699
                                                            ======  ====  ====

                                                               1997     1996
                                                              -------  -------
      DECEMBER 31
      Statutory surplus.....................................  $ 7,378  $ 7,151
      Adjustments for GAAP:
        Future policy benefits and policyholder account bal-
         ances                                                 (7,305)  (5,742)
        Deferred policy acquisition costs...................    6,436    7,227
        Deferred income taxes...............................     (242)     264
        Valuation of investments............................    3,474      610
        Statutory asset valuation reserves..................    3,854    2,684
        Statutory interest maintenance reserve..............    1,261    1,208
        Surplus notes.......................................   (1,396)  (1,393)
        Other, net..........................................      601      (26)
                                                              -------  -------
          Equity............................................  $14,061  $11,983
                                                              =======  =======

17. SUBSEQUENT EVENT

  On March 12, 1998 the company reached an agreement, subject to regulatory approval, to sell substantially all of its Canadian operations to a nonaffiliated life insurance company at a gain. Financial information for the Canadian operations was as follows:

                                                               1997  1996  1995
                                                               ----- ----- ----
      YEARS ENDED DECEMBER 31
        Total revenue......................................... $ 969 $ 920 $903
        Total benefits and other deductions...................   831   802  804
        Net earnings..........................................    87    83   22
                                                               1997  1996
                                                               ----- -----
      DECEMBER 31
        Total assets.......................................... 5,881 5,826
        Total equity..........................................   957   917